FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2021, 2020 and 2019

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, of changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2021, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2021 and summary of investments—other than investments in related parties as of December 31, 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2022

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2021	2020

Admitted assets
Cash, cash equivalents and short-term investments	$2,126	$1,832
Bonds	49,942	50,444
Preferred stocks	120	105
Common stocks	3,527	3,556
Mortgage loans on real estate	9,153	9,015
Real estate	52	56
Policy loans	1,986	2,037
Securities lending reinvested collateral assets	2,073	2,115
Derivatives	1,760	2,973
Other invested assets	3,054	3,222

Total cash and invested assets	73,793	75,355

Accrued investment income	694	697
Premiums deferred and uncollected	181	240
Net deferred income tax asset	825	812
Other assets	1,211	1,344
Separate account assets	126,088	121,820

Total admitted assets	$202,792	$200,268

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$51,983	$50,966
Policy and contract claim reserves	1,177	1,257
Liability for deposit-type contracts	824	946
Other policyholders’ funds	38	32
Transfers from separate accounts due or accrued	(658)	(823)
Funds held under reinsurance treaties	3,043	3,889
Asset valuation reserve	1,250	1,198
Interest maintenance reserve	1,382	1,389
Derivatives	2,360	3,493
Payable for collateral under securities loaned and other transactions	2,312	2,755
Borrowed money	3,870	3,486
Variable annuity reserve hedge offset deferral	250	145
Other liabilities	1,596	1,605
Separate account liabilities	126,088	121,820

Total liabilities	195,515	192,158

Total capital and surplus	7,277	8,110

Total liabilities and capital and surplus	$202,792	$200,268

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Revenues
Premiums and other considerations	$14,482	$16,723	$15,708
Net investment income	3,191	3,361	2,765
Commissions and expense allowances on reinsurance ceded	187	661	470
Reserve adjustment on reinsurance ceded	(260)	(273)	(128)
Consideration received on reinsurance recapture and novations	963	2,958	15
Fee revenue and other income	2,259	2,096	2,150

Total revenue	20,822	25,526	20,980

Benefits and expenses
Death benefits	2,928	2,863	2,358
Annuity benefits	1,798	1,528	1,492
Accident and health benefits	945	1,120	1,112
Surrender benefits	18,145	15,352	16,301
Other benefits	292	234	230
Net increase (decrease) in reserves	942	4,985	(1,329)
Commissions	1,375	1,435	1,481
Net transfers to (from) separate accounts	(8,881)	(4,850)	(5,130)
IMR adjustment due to reinsurance	(43)	—	—
General insurance expenses and other	1,418	1,780	1,254

Total benefits and expenses	18,919	24,447	17,769

Gain (loss) from operations before dividends and federal income taxes	1,903	1,079	3,211

Dividends to policyholders	10	10	10

Gain (loss) from operations before federal income taxes	1,893	1,069	3,201
Federal income tax (benefit) expense	(185)	(109)	(39)

Net gain (loss) from operations	2,078	1,178	3,240
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,924)	113	469

Net income (loss)	$154	$1,291	$3,709

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2019	$7	$(58)	$310	$4,163	$232	$4,231	$8,885
Net income (loss)	—	—	—	—	—	3,709	3,709
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(37)	(239)	(276)
Change in net deferred income tax asset	—	—	—	—	—	(160)	(160)
Change in nonadmitted assets	—	—	—	—	—	124	124
Change in reserve on account of change valuation basis	—	—	—	—	—	(1,218)	(1,218)
Change in asset valuation reserve	—	—	—	—	—	(252)	(252)
Change in surplus as a result of reinsurance	—	—	—	—	—	(143)	(143)
Change in surplus notes	—	—	(250)	—	—	—	(250)
Change in treasury stock	—	58	—	—	—	—	58
Change in letter of credit	—	—	—	—	—	(160)	(160)
Dividends to stockholders	—	—	—	—	—	(733)	(733)
Return of capital	—	—	—	(308)	—	—	(308)
Other changes - net	—	—	—	2	2	71	75

Balance at December 31, 2019	$7	$—	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	—	—	—	—	—	1,291	1,291
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(342)	216	(126)
Change in net deferred income tax asset	—	—	—	—	—	(126)	(126)
Change in nonadmitted assets	—	—	—	—	—	201	201
Change in reserve on account of change valuation basis	—	—	—	—	—	14	14
Change in asset valuation reserve	—	—	—	—	—	69	69
Change in surplus as a result of reinsurance	—	—	—	—	—	(51)	(51)
Change in surplus notes	—	—	(60)	—	—	—	(60)
Change in letter of credit	—	—	—	—	—	(1,870)	(1,870)
Capital contribution	—	—	—	700	—	—	700
Dividends to stockholders	—	—	—	—	—	(1,200)	(1,200)
Other changes - net	—	—	—	5	—	(88)	(83)

Balance at December 31, 2020	$7	$—	$—	$4,562	$(145)	$3,686	$8,110

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2020	$7	$—	$—	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	—	—	123	123
Change in nonadmitted assets	—	—	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	—	—	(339)	(339)
Other changes - net	—	—	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$—	$—	$4,565	$(250)	$2,955	$7,277

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Operating activities
Premiums and annuity considerations	$15,975	$16,785	$15,551
Net investment income	3,105	2,758	2,931
Other income	2,025	2,311	2,379
Benefit and loss related payments	(24,040)	(20,629)	(21,328)
Net transfers from separate accounts	9,042	4,958	5,282
Commissions and operating expenses	(2,799)	(3,002)	(2,842)
Dividends paid to policyholders	(6)	(7)	(7)
Federal income taxes (paid) received	148	37	(166)

Net cash provided by (used in) operating activities	3,450	3,211	1,800

Investing activities
Proceeds from investments sold, matured or repaid	$12,231	$12,107	$19,902
Costs of investments acquired	(14,040)	(16,438)	(18,351)
Net change in policy loans	51	25	15

Net cash provided by (used in) investing activities	$(1,758)	$(4,306)	$1,566

Financing and miscellaneous activities
Repayment of surplus notes	$—	$(60)	$(250)
Capital and paid in surplus received (returned)	2	705	(248)
Dividends to stockholders	(761)	(1,200)	(725)
Net deposits (withdrawals) on deposit-type contracts	(143)	(34)	(667)
Net change in borrowed money	385	783	(1,621)
Net change in funds held under reinsurance treaties	74	(105)	261
Net change in payable for collateral under securities lending and other transactions	(443)	65	(1,084)
Other cash (applied) provided	(512)	331	162

Net cash provided by (used in) financing and miscellaneous activities	(1,398)	485	(4,172)

Net increase (decrease) in cash, cash equivalents and short-term investments	294	(610)	(806)

Cash, cash equivalents and short-term investments:
Beginning of year	1,832	2,442	3,248

End of year	$2,126	$1,832	$2,442

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2021	2020	2019

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Assets transfer in for amended reinsurance treaty	$47	$—	$—
Distribution of affiliate stock	(339)	—	—
Release of funds withheld related to affiliated reinsurance recaptures	963	500	—
Receipt (transfer) of assets related to nonaffiliated reinsurance	(1,527)	310	—
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	—	2,121	—
Increase of funds withheld related to affiliated reinsurance agreement	—	(76)	—
Stock cancellations	—	—	58
Non-cash dividend received from subsidiary	—	—	11
Other	—	—	(9)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

1.   Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re and PFRe on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re and PFRe was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells variable annuities. In addition, the Company offers supplemental health insurance group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

2.   Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2021	2020	2019

Net income, State of Iowa basis	XXX	XXX	XXX	$154	$1,291	$3,709
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income, NAIC SAP	XXX	XXX	XXX	$154	$1,291	$3,709

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$7,277	$8,110	$9,351
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

State permitted practices that are an increase(decrease) from NAIC SAP:
Letter of credit	4	Balance Sheet	Letter of credit	—	—	(1,870)

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$7,277	$8,110	$7,481

The IID issued a no objection letter in the prior year for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $183. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the balance sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable and general agents pension fund.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, remittances, unearned investment income and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Error

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a substantive change, as well as items classified by the NAIC as nonsubstantive changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper No. 164, Preferred Stock, to update the definitions, measurement and impairment guidance for redeemable vs. perpetual preferred stock and mandatory convertible holdings. With the adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 106, Affordable Care Act Section 9010 Assessment, which supersede SSAP No. 106 and nullify Interpretation (INT) 18-02: ACA Section 9010 Assessment Moratoriums. The Section 9010 assessment was repealed by the House of Representatives and Senate for calendar years beginning January 1, 2021. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Change in Valuation Basis

As of December 31, 2019, the Company received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM- 21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,218 as of December 31, 2019. As of the date of transition, the Company was fully compliant with the provisions of VM-21 and remains compliant as of December 31, 2021.

Correction of Error

During 2020, management identified an error in the Company’s prior year statutory Actuarial Guideline (AG) 38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors with the income correction reflected in Other changes—net in the Statements of Changes in Capital and Surplus.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2021 and 2020, respectively:

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,885	$1,885	$1,790	$95	$—
Bonds	57,192	49,942	9,557	47,265	370
Preferred stocks, other than affiliates	120	120	—	120	—
Common stocks, other than affiliates	198	198	16	—	182
Mortgage loans on real estate	9,786	9,153	—	—	9,786
Other invested assets	485	421	—	466	19
Derivative assets:
Options	188	188	—	188	—
Interest rate swaps	1,491	1,487	—	1,491	—
Currency swaps	33	17	—	33	—
Credit default swaps	69	44	—	69	—
Equity swaps	17	17	—	17	—
Interest rate futures	3	2	3	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,806	1,760	8	1,798	—
Policy loans	1,986	1,986	—	1,986	—
Securities lending reinvested collateral	1,942	1,942	—	1,942	—
Separate account assets	123,841	123,767	117,183	6,658	—

Liabilities
Investment contract liabilities	16,881	15,019	—	247	16,634
Derivative liabilities:
Options	114	114	—	114	—
Interest rate swaps	2,254	1,970	—	2,254	—
Currency swaps	6	17	—	6	—
Credit default swaps	3	12	—	3	—
Equity swaps	235	235	—	235	—
Interest rate futures	7	7	7	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	2,623	2,359	11	2,612	—
Dollar repurchase agreements	872	872	—	872	—
Payable for securities lending	2,073	2,073	—	2,073	—
Payable for derivative cash collateral	239	239	—	239	—
Separate account liabilities	112,613	112,667	1	112,601	11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,522	$1,522	$1,030	$492	$—
Short-term notes receivable from affiliates	149	149	—	149	—
Bonds	60,092	50,444	10,161	49,535	396
Preferred stocks, other than affiliates	109	105	—	109	—
Common stocks, other than affiliates	180	180	20	—	160
Mortgage loans on real estate	9,792	9,015	—	—	9,792
Other invested assets	555	474	—	534	21
Derivative assets:
Options	278	278	—	278	—
Interest rate swaps	2,544	2,531	—	2,544	—
Currency swaps	21	8	—	21	—
Credit default swaps	67	49	—	67	—
Equity swaps	88	88	—	88	—
Interest rate futures	10	10	10	—	—
Equity futures	9	9	9	—	—
Derivative assets total	3,017	2,973	19	2,998	—
Policy loans	2,037	2,037	—	2,037	—
Securities lending reinvested collateral	1,893	1,893	—	1,893	—
Separate account assets	119,784	119,677	112,719	7,065	—

Liabilities
Investment contract liabilities	17,556	15,294	—	257	17,299
Derivative liabilities:
Options	165	165	—	165	—
Interest rate swaps	2,853	2,806	—	2,853	—
Currency swaps	30	31	—	30	—
Credit default swaps	—	14	—	—	—
Equity swaps	472	472	—	472	—
Interest rate futures	1	1	1	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	3,525	3,493	5	3,520	—
Dollar repurchase agreements	967	967	—	967	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	640	640	—	640	—
Separate account liabilities	109,407	109,407	1	109,354	52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2021 and 2020:

	2021
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	41	7	48

Total bonds	—	43	7	50

Preferred stock
Industrial and miscellaneous	—	120	—	120

Total preferred stock	—	120	—	120

Common stock
Mutual funds	3	—	—	3
Industrial and miscellaneous	13	—	182	195

Total common stock	16	—	182	198

Cash equivalents and short-term investments
Money market mutual funds	1,790	—	—	1,790

Total cash equivalents and short-term investments	1,790	—	—	1,790

Derivative assets	8	1,685	—	1,693
Separate account assets	117,083	6,010	—	123,093

Total assets	$118,897	$7,858	$189	$126,944

Liabilities:
Derivative liabilities	$11	$1,929	$—	$1,940
Separate account liabilities	1	—	—	1

Total liabilities	$12	$1,929	$—	$1,941

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2020
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$41	$7	$48

Total bonds	—	41	7	48

Preferred stock
Industrial and miscellaneous	—	6	—	6

Total preferred stock	—	6	—	6

Common stock
Mutual funds	6	—	—	6
Industrial and miscellaneous	14	—	160	174

Total common stock	20	—	160	180

Cash equivalents and short-term investments
Money market mutual funds	1,029	—	—	1,029

Total cash equivalents and short-term investments	1,029	—	—	1,029

Derivative assets	18	2,894	—	2,912
Separate account assets	112,606	6,393	—	118,999

Total assets	$113,673	$9,334	$167	$123,174

Liabilities:
Derivative liabilities	$5	$3,184	$—	$3,189
Separate account liabilities	1	—	—	1

Total liabilities	$6	$3,184	$—	$3,190

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Other long term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2021 and 2020:

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$1	$—	$—	$(1)
CMBS	—	1	—	—	(1)
Other	7	—	—	—	1
Common stock	160	—	—	(1)	3

Total	$167	$2	$—	$(1)	$2

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	—	1	7
Common stock	20	—	—	—	182

Total	$20	$—	$—	$1	$189

(a)   Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)   Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$7	$2	$—	$—	$(2)
Preferred stock	3	—	—	(17)	13
Common stock	128	—	2	(1)	16
Separate account assets	4	—	4	—	—

Total	$142	$2	$6	$(18)	$27

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020

Bonds
Other	$—	$—	$—	$—	$7
Preferred stock	2	—	—	1	—
Common stock	21	8	10	—	160
Separate account assets	1	—	—	1	—

Total	$24	$8	$10	$2	$167

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2021 and 2020, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2021 and 2020, the Company held four properties as held-for sale, where carrying amount of $7 and $10, respectively, was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level  3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5.   Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2021
Bonds:
United States Government and agencies	$7,140	$2,004	$13	$9,131
State, municipal and other government	2,477	257	22	2,712
Hybrid securities	267	65	1	331
Industrial and miscellaneous	33,840	4,663	163	38,340
Mortgage and other asset-backed securities	6,218	500	40	6,678

Total unaffiliated bonds	49,942	7,489	239	57,192
Unaffiliated preferred stocks	120	—	—	120

	$50,062	$7,489	$239	$57,312

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$151	$47	$—	$198

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020
Bonds:
United States Government and agencies	$7,279	$2,349	$7	$9,621
State, municipal and other government	2,214	310	8	2,516
Hybrid securities	360	83	6	437
Industrial and miscellaneous	33,784	6,355	48	40,091
Mortgage and other asset-backed securities	6,807	679	59	7,427

Total unaffiliated bonds	50,444	9,776	128	60,092
Unaffiliated preferred stocks	105	11	7	109

	$50,549	$9,787	$135	$60,201

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$136	$44	$—	$180

The carrying amount and estimated fair value of bonds at December 31, 2021 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2021

December 31:	Carrying Value	Fair Value

Due in one year or less	$727	$739
Due after one year through five years	7,240	7,950
Due after five years through ten years	8,076	9,081
Due after ten years	27,681	32,744

	43,724	50,514
Mortgage and other asset-backed securities	6,218	6,678

	$49,942	$57,192

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2021 and 2020 is as follows:

	2021

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$118	$11	$106	$2
State, municipal and other government	64	10	318	12
Hybrid securities	14	1	3	—
Industrial and miscellaneous	553	41	4,609	122
Mortgage and other asset-backed securities	299	15	1,907	25

Total bonds	1,048	78	6,943	161

Preferred stocks-unaffiliated	—	—	10	—
Common stocks-unaffiliated	—	—	3	—

	$1,048	$78	$6,956	$161

	2020

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$—	$—	$248	$7
State, municipal and other government	39	6	89	2
Hybrid securities	20	5	10	1
Industrial and miscellaneous	160	15	836	33
Mortgage and other asset-backed securities	150	18	742	41

Total bonds	369	44	1,925	84

Preferred stocks-unaffiliated	22	6	16	1

	$391	$50	$1,941	$85

During 2021, 2020 and 2019, respectively, there were $62, $0 and $7, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2021, 2020 and 2019, the Company recognized OTTI of $7, $4 and $6, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2021, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

02149QAD2	$13	$10	$3	$10	$10	3/31/2021
026936AA2	20	20	—	20	20	3/31/2021
61915RCJ3	8	7	1	7	8	3/31/2021
02660TJB0	2	2	—	2	2	3/31/2021
41161PPQ0	15	14	1	14	14	3/31/2021
41161PXH1	1	1	—	1	1	3/31/2021
01852FAC7	2	2	—	2	2	3/31/2021
02149QAD2	9	2	7	2	7	9/30/2021

			$12

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2021 and 2020 is as follows:

	2021		2020

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$14	$44	$18	$61
The aggregate related fair value of securities with unrealized losses	299	1,942	150	765

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 180 and 116 securities with a carrying amount of $1,126 and $441, and an unrealized loss of $78 and $50. Of this portfolio, at December 31, 2021 and 2020, 82.5% and 50.1% were investment grade with associated unrealized losses of $56 and $17, respectively.

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 978 and 359 securities with a carrying amount of $7,114 and $2,026 and an unrealized loss of $161 and $85. Of this portfolio, at December 31, 2021 and 2020, 93.9% and 79.6% were investment grade with associated unrealized losses of $144 and $49, respectively.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 13 and 5 securities with a cost of $3 and $0 and no unrealized losses, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2021
Bond, amortized cost	3	$9	$9

Total	3	$9	$9

December 31, 2020
Bond, amortized cost	2	$13	$13
Loan-backed and structured securities, amortized cost	4	10	6

Total	6	$23	$19

The Company did not have any offsetting assets and liabilities at December 31, 2021. The table below presents the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting at December 31, 2020:

December 31, 2020	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$3	$—	$3

Liabilities:
Borrowed money	$967	$—	$967

During 2021 and 2020, respectively, the Company sold, redeemed or otherwise disposed of 153 and 108 securities as a result of a callable feature which generated investment income of $100 and $25 as a result of a prepayment penalty and/or acceleration fee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2021	2020	2019

Proceeds	$10,570	$8,747	$16,076

Gross realized gains	$437	$232	$159
Gross realized losses	(108)	(37)	(56)

Net realized capital gains (losses)	$329	$195	$103

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2021, 2020 and 2019 of $15, $161 and $39, respectively.

At December 31, 2021 and 2020, the Company had no investments in restructured securities.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021
	Farm	Commercial	Total

AAA - AA	$4	$5,342	$5,346
A	36	3,136	3,172
BBB	5	567	572
BB	8	54	62

	$53	$9,099	$9,152

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$7	$4,612	$4,619
A	41	3,491	3,532
BBB	5	767	772
BB	9	82	91

	$62	$8,952	$9,014

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2021, the Company issued mortgage loans with a maximum interest rate of 5.88% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 81%. During 2020, the Company issued mortgage loans with a maximum interest rate of 6.50% and a minimum interest rate of 2.92% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2020 at the time of origination was 79%.

During 2021, the Company issued mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45% for agricultural loans. During 2020, the Company issued mortgage loans with a maximum interest rate of 3.80% and a minimum interest rate of 3.80% for agricultural loans.

During 2021 and 2020, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2021 and 2020:

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$53	$—	$9,099	$9,152
30-59 Days Past Due	—	1	—	1

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$871	$885

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2020
Recorded Investment (All)
Current	$62	$—	$8,846	$8,908
30-59 Days Past Due	—	1	—	1
180+ Days Past Due	—	—	106	106
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$42	$—	$911	$953

At December 31, 2021, the Company held no mortgage loans that were non-income producing for the previous 180 days. At December 31, 2020, multiple mortgage loans with a carrying value of $106 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2021 and 2020. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2021 and 2020, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2021 and 2020, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2021 and 2020, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2021 and 2020 was $0 and $3, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2021	2020	2019

Balance at beginning of period	$ —	$ —	$ —
Additions, net charged to operations	—	1	—
Recoveries in amounts previously charged off	—	(1)	—

Balance at end of period	$ —	$ —	$ —

As of December 31, 2021 and 2020, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

basis. For the years ended December 31, 2021, 2020 and 2019, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2021 and 2020, the Company held a mortgage loan loss reserve in the AVR of $97 and $116, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31

	2021	2020		2021	2020

Pacific	30%	29%	Apartment	53%	48%
South Atlantic	21	23	Office	17	17
Middle Atlantic	13	13	Retail	15	16
E. North Central	9	9	Industrial	13	14
W. South Central	8	9	Medical	1	1
Mountain	8	7	Agricultural	1	1
W. North Central	6	6	Other	—	3
E. South Central	3	3
New England	2	1

At December 31, 2021, 2020 and 2019, the Company had mortgage loans with a total net admitted asset value of $14, $14 and $21, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2021, 2020 and 2019 related to such restructurings. At December 31, 2021 and 2020, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $9, $1 and $5 were taken on real estate in 2021, 2020 and 2019, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2021.

As of December 31, 2021, there were seven properties classified as held for sale. As of December 31, 2020, there were eight properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2021, one property classified as held for sale was disposed. During 2020, one property classified as held for sale was disposed. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2021 and 2020 resulting in net realized gains of $0 and $3, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2021 and 2020 was as follows:

	2021	2020

Home office properties	$ 45	$ 41
Properties held for sale	7	15

	$ 52	$ 56

Accumulated depreciation on real estate at December 31, 2021 and 2020, was $29 and $24, respectively.

Other Invested Assets

The Company recorded impairments of $13, $19 and $5 throughout years 2021, 2020 and 2019, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2021, the Company had ownership interests in fifty-five LIHTC investments with a carrying value of $87. The remaining years of unexpired tax credits ranged from two to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2022 to 2029 is $21. Tax credits recognized in 2021 were $28, and other tax benefits recognized in 2021 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2020, the Company had ownership interests in sixty-four LIHTC investments with a carrying value of $141. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2029 is $30. Tax credits recognized in 2020 was $119 and other benefits recognized in 2020 were $9. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2021 and 2020:

		December 31, 2021
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$2
Economic Redevelopment and Growth Tax Credits	NJ	7	35

Total		$7	$37

		December 31, 2020
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1	$5
Economic Redevelopment and Growth Tax Credits	NJ	6	37

Total		$7	$42

*The unused amount reflects credits that we deem will be realizable in the period 2021-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2021 and 2020 was as follows:

	2021	2020

Fair value - positive	$ 2,171	$ 976
Fair value - negative	(2,988)	(1,557)

At December 31, 2021, 2020 and 2019, the Company has recorded unrealized gains (losses) of ($173), ($334) and ($266), respectively, for the component of derivative instruments utilized for

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2021, 2020 and 2019 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 22 years for forecasted hedge transactions. At December 31, 2021 and 2020, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2021 and 2020, the Company has accumulated deferred gains in the amount of $0 and $1, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2022.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Options:
Calls	$6	$(805)	$(15)
Puts	(6)	(299)	—
Collars	—	(62)	—

Total options	$—	$(1,166)	$(15)

Swaps:
Interest rate	$87	$—	$95
Credit	—	(6)	(3)
Total return	(1,752)	(851)	(621)

Total swaps	$(1,665)	$(857)	$(529)

Futures - net positions	110	480	752

Total realized gains (losses)	$(1,555)	$(1,543)	$208

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)

	2021	2020	2021	2020

Derivative component of RSATs
Credit default swaps	$67	$34	$(8)	$(6)
Interest rate swaps	6	6	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative (liability)
book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)

	2021	2020	2021	2020

Derivative component of RSATs
Credit default swaps	$69	$67	$(7)	$(10)
Interest rate swaps	7	6	—	—

Total	$76	$73	$(7)	$(10)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Derivative component of RSATs
Credit default swaps	$—	$(6)	$(3)
Interest rate swaps	—	—	—

Total	$—	$(6)	$(3)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2021 and 2020:

		2021

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$15	$770	3.4
Credit default swaps referencing indices		—	45	31.6

Subtotal		15	815	4.9

BBB	2
Single name credit default swaps (3)		33	1,914	3.0
Credit default swaps referencing indices		24	1,736	2.1

Subtotal		57	3,650	2.6

BB	3
Single name credit default swaps (3)		2	135	1.2

Subtotal		2	135	1.2

B	4
Single name credit default swaps (3)		1	37	1.1

Subtotal		1	37	1.1

Total		$75	$4,637	3.0

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2020

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$15	$779	3.4
Credit default swaps referencing indices		—	44	32.6

Subtotal		15	823	5.0

BBB	2
Single name credit default swaps (3)		36	1,870	3.5
Credit default swaps referencing indices		24	1,741	2.9

Subtotal		60	3,611	3.2

BB	3
Single name credit default swaps (3)		3	113	1.9

Subtotal		3	113	1.9

B	4
Single name credit default swaps (3)		(1)	50	2.2

Subtotal		(1)	50	2.2

Total		$77	$4,597	3.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2021, there were not any potential future recoveries available to offset the $4,637 from the table above. At December 31, 2020, there were not any potential future recoveries available to offset the $4,597 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2021	2020	2021	2020

Derivative assets:
Credit default swaps	$4,020	$3,813	$69	$67
Currency swaps	641	214	34	21
Equity futures	—	—	5	9
Equity swaps	1,294	969	17	88
Interest rate futures	—	—	—	10
Interest rate swaps	81	2,543	11	100
Options	3,724	9,449	188	278
Derivative liabilities:
Credit default swaps	1,411	1,218	3	—
Currency swaps	664	373	6	30
Equity futures	—	—	4	4
Equity swaps	6,885	8,158	235	472
Interest rate futures	—	—	—	1
Interest rate swaps	6,677	8,233	684	480
Options	(1,724)	(4,960)	114	165

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company also elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through realized loss. The Company received approval from the IID for the redesignation and application of this accounting treatment on June 26, 2020. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2021 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2022	$(37)	$10
2023	(37)	10
2024	(37)	10
2025	(37)	10
2026	(37)	10
2027	(37)	10
2028	(37)	10
2029	(37)	10
2030	(33)	9
2031	(13)	3
Total	$(342)	$92

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2020	$195
2. Amortization	191
3. Deferred Recognition	149

4. Balance at December 31, 2020 [1-(2+3)]	$(145)
5. Amortization	(14)
6. Deferred Recognition	119

7. Balance at December 31, 2021 [4-(5+6)]	$(250)

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2021	2020

Amortized cost	$1	$1
Fair value	(95)	(2)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$6	$(504)	$(41)	$(539)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	(4)	338	355	689
Deferred	(2)	166	(314)	(150)
*Totals shown are pre-tax

December 31, 2020
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$—	$1,819	$(80)	$1,739

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	37	(1,417)	(170)	(1,550)
Deferred	(37)	(402)	250	(189)
*Totals shown are pre-tax

	Year Ended December 31
	2021	2020

Prior year fair value of hedged item	$(3,778)	$(1,395)
Current year fair value of hedged item	(3,026)	(3,021)

Change in fair value attributable to interest rates	$752	$(1,626)

Portion of the fair value change attributed to the hedged risk	$753	$(1,626)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2021

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,073	$—	$—	$—	$2,073
Subject to repurchase agreements	187	—	—	—	187
Subject to dollar repurchase agreements	878	—	—	—	878
FHLB capital stock	130	—	—	—	130
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	4,226	—	—	—	4,226
Pledged as collateral not captured in other categories	1,818	—	—	—	1,818
Other restricted assets	1,392	—	—	—	1,392

Total restricted assets	$10,742	$—	$—	$—	$10,742

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,115	$(42)	$—	$2,073	1.02%	1.02%
Subject to repurchase agreements	200	(13)	—	187	0.09%	0.09%
Subject to dollar repurchase agreements	958	(80)	—	878	0.43%	0.43%
FHLB capital stock	111	19	—	130	0.06%	0.06%
On deposit with states	44	(6)	—	38	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,818	408	—	4,226	2.08%	2.08%
Pledged as collateral not captured in other categories	1,399	419	—	1,818	0.89%	0.90%
Other restricted assets	1,689	(297)	—	1,392	0.68%	0.69%

Total restricted assets	$10,334	$408	$—	$10,742	5.27%	5.29%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2021

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$1,800	$—	$—	$—	$1,800

Secured funding agreements	17	—	—	—	17

AMBAC	1	—	—	—	1

Total	$1,818	$—	$—	$—	$1,818

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$1,376	$424	$—	$1,800	0.89%	0.89%

Secured funding agreements	21	(4)	—	17	0.01%	0.01%

AMBAC	2	(1)	—	1	0.00%	0.00%

Total	$1,399	$419	$—	$1,818	0.90%	0.90%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2021 and 2020:

2021
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,094	$1,094	1.42%	1.43%
Securities lending collateral assets	2,073	2,073	2.69	2.70
Other	17	17	0.02	0.02

Total collateral assets	$3,184	$3,184	4.13%	4.15%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,186	4.59%

2020
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,574	$1,574	2.00%	2.01%
Securities lending collateral assets	2,115	2,115	2.68	2.70
Other	33	33	0.04	0.04

Total collateral assets	$3,722	$3,722	4.72%	4.75%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,724	5.29%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2021	2020	2019
Income:
Bonds	$2,151	$2,025	$1,992
Preferred stocks	4	9	8
Common stocks	228	57	235
Mortgage loans on real estate	483	378	346
Real estate	25	40	55
Policy loans	112	116	117
Cash, cash equivalents and short-term investments	1	24	80
Derivatives	89	606	42
Other invested assets	155	214	64

Gross investment income	3,248	3,469	2,939
Less: investment expenses	167	210	283

Net investment income before amortization of IMR	3,081	3,259	2,656
Amortization of IMR	110	102	109

Net investment income	$3,191	$3,361	$2,765

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2021	2020	2019

Bonds	$311	$53	$58
Preferred stocks	2	(20)	2
Common stocks	11	(13)	25
Mortgage loans on real estate	—	(1)	—
Real estate	(9)	257	30
Cash, cash equivalents and short-term investments	—	(1)	—
Derivatives	(2,474)	249	519
Variable annuity reserve hedge offset	15	(192)	(160)
Other invested assets	488	43	95

Change in realized capital gains (losses), before taxes	(1,656)	375	569
Federal income tax effect	(122)	(128)	(52)
Transfer from (to) interest maintenance reserve	(146)	(134)	(48)

Net realized capital gains (losses) on investments	$(1,924)	$113	$469

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2021	2020	2019

Bonds	$150	$53	$74
Preferred stocks	15	9	(9)
Common stocks	2	22	5
Affiliated entities	(46)	182	467
Derivatives	262	(364)	(787)
Other invested assets	139	3	67
Change in unrealized capital gains (losses), before taxes	522	(95)	(183)
Taxes on unrealized capital gains (losses)	(72)	(31)	(93)

Change in unrealized capital gains (losses), net of tax	$450	$(126)	$(276)

6.	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2021 and 2020 were as follows:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	154	126	206	172
Group life direct business	16	11	23	13

	$171	$137	$230	$185

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2021 and 2020 were as follows:

	Year Ended December 31
	2021	2020

Life insurance reserves	$26,749	$25,805
Annuity reserves and supplementary contracts with life contingencies	18,289	18,328
Accident and health reserves (including long term care)	6,945	6,833

Total policy reserves	$51,983	$50,966

Deposit-type contracts	824	946
Policy claims	1,177	1,257

Total policy reserves, deposit-type contracts and claim liabilities	$53,984	$53,169

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2021 and 2020, the Company had insurance in force aggregating $48,379 and $52,537, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,549 and $1,586 to cover these deficiencies as of December 31, 2021 and 2020, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2021 and 2020.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2021 and 2020, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$1,122	$430	$692
2020 and prior	1,995	(165)	581	1,249

	1,995	$957	$1,011	1,941

Active life reserve	$5,342			$5,442

Total accident and health reserves	$7,337			$7,383

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$—	$1,105	$410	$695
2019 and prior	2,009	(97)	612	1,300

	2,009	$1,008	$1,022	1,995

Active life reserve	$5,136			$5,342

Total accident and health reserves	$7,145			$7,337

The change in the Company’s unpaid claims reserve was ($165) and ($97) for the years ended December 31, 2021 and 2020, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2021 and 2020 was due to significantly better than expected experience primarily due to reduced medical claims and accidental deaths.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2021
2021	$—	$22	$9	$13
2020 and prior	43	(2)	17	24

	$43	$20	$26	$37

Year ended December 31, 2020
2020	$—	$37	$22	$15
2019 and prior	44	(14)	2	28

	$44	$23	$24	$43

The Company increased the claim adjustment expense provision for insured events of prior years during 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2021 and 2020 are approximately $11 and $12, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2021

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$390	$7	$—	$397	— %
At book value less surrender charge of 5% or more	1,531	—	—	1,531	2
At fair value	5	—	74,491	74,496	86

Total with adjustment or at fair value	1,926	7	74,491	76,424	88
At book value without adjustment (minimal or no charge or adjustment)	7,413	—	—	7,413	8
Not subject to discretionary withdrawal provision	2,710	—	575	3,285	4

Total individual annuity reserves	12,049	7	75,066	87,122	100%

Less reinsurance ceded	2,968	—	—	2,968

Net individual annuities reserves	$9,081	$7	$75,066	$84,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2021

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,373	$20	$—	$2,393	5%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	37,440	37,440	80

Total with adjustment or at fair value	2,394	20	37,440	39,854	85
At book value without adjustment (minimal or no charge or adjustment)	5,128	—	—	5,128	11
Not subject to discretionary withdrawal provision	2,029	—	46	2,075	4

Total group annuities reserves	9,551	20	37,486	47,057	100%

Less reinsurance ceded	343	—	—	343

Net group annuities reserves	$9,208	$20	$37,486	$46,714

	December 31 2021

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	246	—	—	246	27
Not subject to discretionary withdrawal provision	583	66	21	670	72

Total deposit-type contracts	834	66	21	921	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$824	$66	$21	$911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,324
Exhibit 5, Supp contracts with life contingencies section, total (net)	965
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	824

Subtotal	19,113
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	112,005
Exhibit 3, Supp contracts with life contingencies section, total	574
Other contract deposit funds	87

Subtotal	112,666

Combined total	$131,779

	December 31 2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$466	$7	$—	$473	1%
At book value less surrender charge of 5% or more	1,411	—	—	1,411	2
At fair value	4	—	74,045	74,049	83

Total with adjustment or at fair value	1,881	7	74,045	75,933	86
At book value without adjustment (minimal or no charge or adjustment)	8,050	—	—	8,050	9
Not subject to discretionary withdrawal provision	3,943	—	497	4,440	5

Total individual annuity reserves	13,874	7	74,542	88,423	100%

Less reinsurance ceded	3,027	—	—	3,027

Net individual annuity reserves	$10,847	$7	$74,542	$85,396

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,886	$23	$—	$1,909	4%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	34,723	34,723	82

Total with adjustment or at fair value	1,907	23	34,723	36,653	86
At book value without adjustment (minimal or no charge or adjustment)	4,066	—	—	4,066	9
Not subject to discretionary withdrawal provision	2,124	—	42	2,166	5

Total group annuity reserves	8,097	23	34,765	42,885	100%

Less reinsurance ceded	358	—	—	358

Net group annuity reserves	$7,739	$23	$34,765	$42,527

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	2	—	—	2	—
Not subject to discretionary withdrawal provision	691	52	18	761	99

Total deposit-type contracts	698	52	18	768	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$688	$52	$18	$758

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,423
Exhibit 5, Supp contracts with life contingencies section, total (net)	906
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	945

Subtotal	19,274
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	108,841
Exhibit 3, Supp contracts with life contingencies section, total	496
Other contract deposit funds	70

Subtotal	109,407

Combined total	$128,681

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2021

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$291	$291	$425
Universal life	9,159	8,738	9,629
Universal life with secondary guarantees	5,763	5,626	13,350
Indexed universal life with secondary guarantees	5,803	3,953	5,328
Other permanent cash value life insurance	4,640	4,640	7,094
Variable universal life	656	722	1,496
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,140
Accidental death benefits	—	—	51
Disability- active lives	—	—	40
Disability- disabled lives	—	—	164
Miscellaneous reserves	—	—	1,871

Total (gross)	26,312	23,970	47,588
Reinsurance ceded	4,592	4,592	20,839

Total (net)	$21,720	$19,378	$26,749

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$669	$669	$669

Total (net)	$669	$669	$669

	December 31
	2021

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,979	$8,969	$10,471

Total (net)	$8,979	$8,969	$10,471

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$25,835
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	20
Exhibit 5, Disability - disabled lives section, total (net)	144
Exhibit 5, Miscellaneous reserves section, total (net)	724

Subtotal	26,749
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,140

Subtotal	11,140

Combined total	$37,889

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$254	$254	$389
Universal life	9,936	9,515	11,720
Universal life with secondary guarantees	5,153	5,043	10,712
Indexed universal life with secondary guarantees	4,663	3,067	4,301
Other permanent cash value life insurance	4,573	4,573	7,046
Variable universal life	661	644	1,529
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,349
Accidental death benefits	—	—	50
Disability- active lives	—	—	49
Disability- disabled lives	—	—	167
Miscellaneous reserves	—	—	1,921

Total (gross)	25,240	23,096	46,233
Reinsurance ceded	4,203	4,203	20,428

Total (net)	$21,037	$18,893	$25,805

	December 31
	2020

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$665	$665	$665

Total (gross)	665	665	665

Total (net)	$665	$665	$665

	December 31
	2020

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,292	$8,274	$9,689

Total (gross)	8,292	8,274	9,689

Total (net)	$8,292	$8,274	$9,689

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$24,725
Exhibit 5, Accidental death benefits section total (net)	23
Exhibit 5, Disability - active lives section, total (net)	23
Exhibit 5, Disability - disabled lives section, total (net)	146
Exhibit 5, Miscellaneous reserves section, total (net)	888

Subtotal	25,805
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,354

Subtotal	10,354

Combined total	$36,159

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2021, 2020 and 2019 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$—	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$80	$2	$119,013	$119,095
Amortized cost	—	665	—	—	665

Total as of December 31, 2020	$—	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$—	$30	$—	$—	$30
At fair value	—	—	—	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	—	665	—	—	665

Subtotal	—	695	—	118,457	119,152
Not subject to discretionary withdrawal	—	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$—	$745	$2	$119,013	$119,760

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$—	$—	$12	$9,623	$9,635

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$65	$18	$109,833	$109,916
Amortized cost	—	653	—	—	653

Total as of December 31, 2019	$—	$718	$18	$109,833	$110,569

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$—	$35	$—	$—	$35
At fair value	—	—	—	109,384	109,384
At book value without fair value adjustment and with current surrender charge of less than 5%	—	653	—	—	653

Subtotal	—	688	—	109,384	110,072
Not subject to discretionary withdrawal	—	30	18	449	497

Total separate account reserve liabilities at December 31, 2019	$—	$718	$18	$109,833	$110,569

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2021	2020	2019

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$8,164	$9,484	$10,116
Transfers from separate accounts	(17,029)	(14,305)	(15,216)

Net transfers from separate accounts	(8,865)	(4,821)	(5,100)
Miscellaneous reconciling adjustments	(16)	(29)	(30)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(8,881)	$(4,850)	$(5,130)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $126,074 and $121,803, respectively. The assets legally insulated from general account claims at December 31, 2021 and 2020 are attributed to the following products:

	2021	2020

Group annuities	$35,216	$32,435
Variable annuities	78,162	77,850
Fixed universal life	700	696
Variable universal life	10,366	9,257
Variable life	1,526	1,492
Modified separate accounts	79	50
Registered market value annuity product - SPL	13	12
WRL asset accumulator	12	11

Total separate account assets	$126,074	$121,803

At December 31, 2021 and 2020, the Company held separate account assets not legally insulated from the general account in the amount of $14 and $17, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $579, $565, $552, $550 and $538, to the general account in 2021, 2020, 2019, 2018 and 2017, respectively. During the years ended December 31, 2021, 2020, 2019, 2018 and 2017 the general account of the Company had paid $45, $75, $75, $69 and $70 respectively, toward separate account guarantees.

At December 31, 2021 and 2020, the Company reported guaranteed separate account assets at amortized cost in the amount of $674 and $678, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $748 and $786 at December 31, 2021 and 2020, respectively, which would have resulted in an unrealized gain/(loss) of $74 and $107, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.   Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2021	2020	2019

Direct premiums	$17,591	$19,191	$17,922
Reinsurance assumed - non affiliates	1,272	1,248	1,279
Reinsurance assumed - affiliates	(1)	2	215
Reinsurance ceded - non affiliates	(3,594)	(2,612)	(2,540)
Reinsurance ceded - affiliates	(786)	(1,106)	(1,168)

Net premiums earned	$14,482	$16,723	$15,708

The Company received reinsurance recoveries in the amount of $3,824, $4,316 and $4,468, during 2021, 2020 and 2019, respectively. At December 31, 2021 and 2020, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,053 and $939. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2021 and 2020 of $36,616 and $36,764, respectively, of which $13,078 and $13,916 were ceded to affiliates.

During 2021, 2020 and 2019, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $195 ($127 after tax), $274 ($179 after tax) and $213 ($139 after tax), respectively.

Effective December 31, 2021, the Company ceded universal life with secondary guarantee insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which has been included in the Statement of Operations. There was a reversal of tax timing differences and release of risk based capital required that offset the pre-tax loss resulting in a neutral impact to the Risk Based Capital ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

On January 29, 2020, Senior Health Insurance Company of Pennsylvania (SHIP) was placed in rehabilitation by order of the Commonwealth Court of Pennsylvania. The Company worked with the Receiver on a proposal to recapture the business throughout 2020 and a proposal was approved on December 29, 2020. The agreement resulted in the Company recapturing all business previously ceded to SHIP and receiving $310 of assets held in trust while legal proceedings were underway. The assets in excess of the ultimate settlement of the liabilities will be returned to the receiver. The Company will also assume responsibility for administration of the business. No gain or loss was recognized as part of the recapture.

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15, recaptured $68 in policyholder reserves, and net due, deferred and advance premiums of $2. The transaction resulted in a pre-tax loss of $51, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $14 with a corresponding charge to unassigned surplus.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39, recaptured $2 in policyholder reserves, and policy loans of $1. The transaction resulted in a pre-tax loss of $40 which was partially offset by a commission expense allowance of $6 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2021 financial statements. The impact was a $109 charge reported in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9.   Income Taxes

The net deferred income tax asset at December 31, 2021 and 2020 and the change from the prior year are comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,915	$181	$2,096
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	1,904	181	2,085
Deferred Tax Assets Nonadmitted	264	—	264

Subtotal (Net Deferred Tax Assets)	1,640	181	1,821
Deferred Tax Liabilities	701	295	996

Net Admitted Deferred Tax Assets (Liabilities)	$939	$(114)	$825

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,923	$243	$2,166
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,923	243	2,166
Deferred Tax Assets Nonadmitted	226	—	226

Subtotal (Net Deferred Tax Assets)	1,697	243	1,940
Deferred Tax Liabilities	698	430	1,128

Net Admitted Deferred Tax Assets (Liabilities)	$999	$(187)	$812

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(8)	$(62)	$(70)
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	(19)	(62)	(81)
Deferred Tax Assets Nonadmitted	38	—	38

Subtotal (Net Deferred Tax Assets)	(57)	(62)	(119)
Deferred Tax Liabilities	3	(135)	(132)

Net Admitted Deferred Tax Assets (Liabilities)	$(60)	$73	$13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2021	2020	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$745	$824	$(79)
Investments	208	227	(19)
Deferred acquisition costs	574	534	40
Policyholder dividends accrual	4	3	1
Compensation and benefits accrual	40	34	6
Receivables - nonadmitted	37	32	5
Net operating loss carry-forward	50	—	50
Tax credit carry-forward	166	144	22
Contingent experience rate refunds	22	32	(10)
Bad debt allowance	23	17	6
Litigation reserve	19	36	(17)
Other (including items <5% of total ordinary tax assets)	27	40	(13)

Subtotal	1,915	1,923	(8)

Statutory valuation allowance adjustment	11	—	11
Nonadmitted	264	226	38

Admitted ordinary deferred tax assets	1,640	1,697	(57)

Capital
Investments	181	243	(62)

Subtotal	181	243	(62)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	181	243	(62)

Admitted deferred tax assets	$1,821	$1,940	$(119)

	Year Ended December 31
	2021	2020	Change

Deferred Tax Liabilities:
Ordinary
Investments	$521	$467	$54
Policyholder reserves	168	223	(55)
Other (including items <5% of total ordinary tax liabilities)	12	8	4

Subtotal	701	698	3
Capital
Investments	295	430	(135)

Subtotal	295	430	(135)

Deferred tax liabilities	996	1,128	(132)

Net admitted deferred tax assets (liabilities)	$825	$812	$13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2021, the Company recorded a tax valuation allowance of $11 for deferred tax assets related to its foreign tax credit carryover. No valuation allowance was recorded in 2020. The ultimate realization of this deferred tax asset depends on generation of sufficient future foreign source taxable income before the foreign tax credit carryover expires in 2031. After considering projected foreign source taxable income, credit expirations and tax planning strategies, the Company does not expect to generate sufficient foreign source income in future years to realize all of its foreign tax credit carryover.

As discussed in Note 2, for the years ended December 31, 2021 and 2020, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	777	44	821
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	777	44	821
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	968
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	862	134	996

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,639	$181	$1,820

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2020
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	754	57	811
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	754	57	811
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,095
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	943	185	1,128

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,697	$243	$1,940

			Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$2	$2
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23	(13)	10
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23	(13)	10
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(127)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(81)	(51)	(132)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(58)	$(62)	$(120)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021	2020	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	709%	735%	-26%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$6,452	$7,298	$(846)

The impact of tax planning strategies at December 31, 2021 and 2020 was as follows:

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	12%	0%	12%

	December 31, 2020
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$(185)	$(109)	$(76)

Subtotal	(185)	(109)	(76)
Federal income tax on net capital gains	122	128	(6)

Federal and foreign income taxes incurred	$(63)	$19	$(82)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$(109)	$(39)	$(70)

Subtotal	(109)	(39)	(70)
Federal income tax on net capital gains	128	52	76

Federal and foreign income taxes incurred	$19	$13	$6

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2021	2020	2019

Current income taxes incurred	$(63)	$19	$13

Change in deferred income taxes	(123)	126	160
(without tax on unrealized gains and losses)

Total income tax reported	$(186)	$145	$173

Income before taxes	$194	$1,444	$3,770
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$41	$303	$792

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$15	$17	$21
Dividends received deduction	(94)	(59)	(90)
Tax-exempt income	(74)	(3)	(11)
Nondeductible expenses	5	6	5
Pre-tax items reported net of tax	(77)	(35)	(53)
Tax credits	(38)	(40)	(43)
Prior period tax return adjustment	3	(11)	15
Change in statutory valuation allowance	11	(14)	14
Change in uncertain tax positions	(3)	—	—
Deferred tax change on other items in surplus	24	(20)	(478)
Other	1	1	1

Total income tax reported	$(186)	$145	$173

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2021.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$238	12/31/2021	N/A

Operating Loss Total	$238

Foreign Tax Credit	$11	12/31/2021	12/31/2031

Foreign Tax Credit Total	$11

General Business Credit	$1	12/31/2012	12/31/2032
General Business Credit	15	12/31/2013	12/31/2033
General Business Credit	20	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	18	12/31/2021	12/31/2041

General Business Credit Total	$156

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2019	$—
2020	$40
2021	$—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2020	$21
Tax positions taken during prior period	—

Balance at December 31, 2020	$21
Tax positions taken during prior period	(3)

Balance at December 31, 2021	$18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2019	$3	$—	$3
Interest expense (benefit)	6	—	6
Cash received (paid)	—	—	—

Balance at December 31, 2019	$9	$—	$9
Interest expense (benefit)	—	—	—
Cash received (paid)	—	—	—

Balance at December 31, 2020	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2016 amended tax returns. Federal income tax returns filed in 2018 through 2020 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2021 and 2020.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2021 and 2020. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2021 and 2020.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2022, without the prior approval of insurance regulatory authorities, is $2,078.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725 to CGC.

On June 21, 2019, the Company paid a return of capital of $250 to CGC.

On February 1, 2019, the Company paid an ordinary common stock dividend of $8 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2021 and 2020, the Company met the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. On December 20, 2019, the Company repaid in full its $57 surplus note with TA Corp and made a partial repayment of $43 on its surplus note with CGC. On June 21, 2019, the Company repaid $150 on its surplus note with TA Corp. The Company received approval from IID for each of these transactions as well as prior to making quarterly interest payments.

11.   Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2021 and 2020, respectively, securities with a fair value of $1,919 and $2,000 were on loan under securities lending agreements. At December 31, 2021 and 2020, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,073 and $2,115 at December 31, 2021 and 2020, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2021	2020

Open	$2,073	$2,115
Securities received	—	—

Total collateral received	$2,073	$2,115

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$123	$123	$215	$215
30 days or less	675	675	656	656
31 to 60 days	511	511	429	429
61 to 90 days	208	208	219	219
91 to 120 days	100	100	393	393
121 to 180 days	356	356	203	203
181 to 365 days	100	100	—	—

Total	2,073	2,073	2,115	2,115
Securities received	—	—	—	—

Total collateral reinvested	$2,073	$2,073	$2,115	$2,115

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,074 (fair value of $2,073) that are currently tradable securities that could be sold and used to pay for the $2,073 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $13, $14 and $14 was allocated to the Company for the years ended December 31, 2021, 2020 and 2019, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $28, $27 and $28 for the years ended December 31, 2021, 2020 and 2019, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5, $5 and $6 for the years ended December 31, 2021, 2020 and 2019, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2021, 2020 and 2019 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $690, $703 and $486 during 2021, 2020 and 2019, respectively. The amount paid as a result of being a party to these agreements was $679, $698 and $352 during 2021, 2020 and 2019, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $29, $20 and $5 for these services during 2021, 2020 and 2019, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $89 and $97 for these services during 2021, 2020 and 2019, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $168, $149 and $151 for these services during 2021, 2020 and 2019, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $9, $43 and $51 for the years ended December 31, 2021, 2020 and 2019, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2021, 2020 and 2019, the Company received (paid) net interest of $0, $0 and ($2) from (to) affiliates, respectively. At December 31, 2021 and 2020, respectively, the Company reported net receivables (payables) from (to) affiliates of $118 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

$191. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2021, the Company had no short-term intercompany notes receivable. At December 31, 2020, the Company had short-term intercompany notes receivable of $149. In accordance with SSAP No. 25, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$ 5	August 3, 2021	0.10%
TA Corp	128	October 1, 2021	0.07%
TA Corp	10	November 24, 2021	0.09%
TA Corp	6	December 15, 2021	0.08%

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$20
Real Estate Alternatives Portfolio 3, LLC	15
Real Estate Alternatives Portfolio 4 HR, LLC	61
Real Estate Alternatives Portfolio 4 MR, LLC	6
Aegon Workforce Housing Fund 2, L.P.	155
Aegon Workforce Housing Fund 3, L.P.	17
Natural Resources Alternatives Portfolio I, LLC	212
Natural Resources Alternatives Portfolio II, LLC	42
Natural Resources Alternatives Portfolio 3, LLC	167
TA Private Equity Assets LLC	386
Zero Beta Fund, LLC	34
TA-APOP I, LLC	34
TA-APOP II, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2021 and 2020:

December 31, 2021
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	121	121	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$121	$121	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,358	$1,358	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,358	$1,358	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,479	$1,479	$—

Aggregate Total	XXX	$1,479	$1,479	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	6	6	—
Transamerica Asset Management, Inc.	77	97	97	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$103	$103	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,462	$1,462	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,462	$1,462	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,565	$1,565	$—

Aggregate Total	XXX	$1,565	$1,565	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	12/16/2021	99	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$99	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/15/2022	$1,187	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$1,187	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,286	—	—	—

Aggregate Total	—	—	$1,286	—	—	—

    *S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

    ** I - Immaterial or M - Material

     (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	S2	12/21/2020	—	Y	N	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		21	—	—	I
Transamerica Asset Management, Inc.	S2	12/17/2020	91	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$112	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/18/2021	$941	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$941	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,053	—	—	—

Aggregate Total	—	—	$1,053	—	—	—

    *S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

    ** I - Immaterial or M - Material

     (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.                                                                              Excess of loss reinsurance asset

Transamerica Pacific Reinsurance, Inc. (TPRe)                             Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)      Credit linked note

TLIC Watertree Reinsurance, Inc. (TWRI)     Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment

SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(2,131)	$—	$—
Transamerica Pacific Reinsurance, Inc.**	—	(1,213)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,432)	1,311	—
TLIC Watertree Reinsurance, Inc.	—	(1,044)	539	—

*Per AP&P Manual (without permitted or prescribed practices)

**The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 15. Commitments and Contingencies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the years ended December 31, 2021, 2020 and 2019, respectively, is:

Total Direct Premiums Written / Produced By

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	December 31,
					2021	2020	2019
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$ —	$ 247	$ 631

Total					$ —	$ 247	$ 631

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no premiums written in 2021 as the contract with Vanguard was terminated in December of 2020. During 2020, the premiums written declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2021 and 2020, the Company has mortgage loan commitments of $284 and $289, respectively.

The Company has contingent commitments of $832 and $893, as of December 31, 2021 and 2020, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $21 and $30, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2021 and 2020 was $22 and $20, respectively.

Private placement commitments outstanding as of December 31, 2021 and 2020 were $174 and $115, respectively.

The Company sold ($26) and $0 of “to-be-announced” (TBA) securities as of December 31, 2021 and 2020, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2021 and 2020, respectively, was $217 and $295.

At December 31, 2021 and 2020, securities in the amount of $76 and $61, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2021 and 2020. The current assessment of risk of making payments under these guarantees is remote.

As of January 20, 2020, the Company has been discharged of its guarantee to the Monetary Authority of Singapore (MAS) to provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and ensure that TLB was able to continue to meet, pay and settle all present and future obligations. The Company was not required to provide funds prior to the discharge of the guarantee on January 20, 2020 because TLB maintained adequate liquidity to settle its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

then current rating or AA, whichever is lower. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2021 and 2020, TLB holds related statutory-basis policy and claim reserves of $2,328 and $2,315, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2021 and 2020, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,504 and $3,533, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2021 and 2020, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

future payments for those contracts. The direct statutory reserve established at December 31, 2021 and 2020 for the total payout block is $4,990 and $5,124, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2021 or 2020 under this agreement. As of December 31, 2021 and 2020, there is no amount committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2021 and 2020:

	December 31
	2021	2020

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,832	$5,848

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	5,832	5,848
Other	—	—

Total impact if action required	$5,832	$5,848

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,674 and $5,793 at December 31, 2021 and 2020, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2021 and 2020, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2021	2020

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	120	101
Excess Stock	—	—

Total	$130	$111

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2021 and 2020, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2021
Total Collateral Pledged	$4,575	$4,226
Maximum Collateral Pledged	4,893	4,486

	Fair Value	Carry Value

December 31, 2020
Total Collateral Pledged	$4,215	$3,818
Maximum Collateral Pledged	4,258	3,860

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the borrowings from the FHLB were as follows:

	December 31, 2021		December 31, 2020

	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$2,995	$—	$2,515	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$2,995	$—	$2,515	$—

[1]	The maximum amount of borrowing during 2021 was $2,995
[2]	The maximum amount of borrowing during 2021 was $0

As of December 31, 2021, the weighted average interest rate on FHLB advances was 0.409% with a weighted average term of 2.3 years. As of December 31, 2020, the weighted average interest rate on FHLB advances was 0.443% with a weighted average term of 2.3 years.

At December 31, 2021 and 2020, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $53,440 and $56,004 as of December 31, 2021 and 2020, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2021 and 2020.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

The Company had been named in two class actions, as well as several individual lawsuits, relating to increases in monthly deduction rates on universal life products. The Company settled the two class actions, one in January 2019 and one in April 2020. In connection with the class actions, the Company continues to defend against lawsuits by opt out class members. The Company held provisions totaling $69 and $170 for these lawsuits as of December 31, 2021 and December 31, 2020, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $9 and an offsetting premium tax benefit $6 and $7 at December 31, 2021 and 2020, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3 for the years ended December 31, 2021, 2020 and 2019.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2021 and 2020:

December 31, 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$204
Fair Value	$230	$204	$231	$227

Ending Balance
BACV	XXX	XXX	XXX	$187
Fair Value	$220	$204	$227	$208

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

Ending Balance
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

	2021			2020

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$140	$47	$187	$160	$40	$200
Bonds - FV	159	49	208	190	42	232

These securities have maturity dates that range from 2022 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2021 and 2020:

December 31, 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$136	$169	$190	$103

Ending Balance (1)
Cash	$136	$169	$79	$103

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$131	$164	$182	$101
Ending Balance (1)
Cash	$131	$162	$79	$100

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2021 and 2020, the Company had dollar repurchase agreements outstanding in the amount of $873 and $969, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $2 and $2, at December 31, 2021 and 2020, respectively. At December 31, 2021, securities with a book value of $878 and a fair value of $872 were subject to dollar repurchase agreements. These securities have maturity dates that range from November 1, 2022 to December 1, 2051. At December 31, 2020, securities with a book value of $958 and a fair value of $972 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2021	2020

Open	$872	$967
Securities received	—	—

Total collateral received	$872	$967

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2021 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC 5	1	$—	$—	$—
Common stocks	11	$109	$109	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements. There are no reconciling items for 2021.

December 31 2020

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291
Increase in commissions and expense allowances on reinsurance ceded	(69)
Increase in reserve adjustment on reinsurance ceded	193
Decrease in fee revenue and other income	3
Increase in commissions	69
Increase in general insurance expenses and other	(196)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291

The reconciling differences to the Annual Statement for the prior year is driven by elimination of affiliated activity for the merged entities in 2020.

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2021 through April 14, 2022.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2021. On March 29, 2022, the Company received a $100 capital contribution from its parent, CGC, which further increased surplus already above company action level.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On February 24, 2022, Russia invaded Ukraine, which caused a humanitarian crisis and is also impacting global financial markets and causing economic turbulence. At the date of this report the depth and length of this invasion is unknown, and the situation is changing rapidly from day to day. While the Company has no direct investment exposure to Ukraine or Russia, the indirect impacts to global markets need to be closely monitored. The Company is closely monitoring the financial markets and economic turbulence that has arisen as a consequence of the situation and the related international sanctions, and its potential impact on the Company. The most significant risks the Company faces are related to financial markets, particularly from volatility in credit, equity, and interest rates. The Company is actively managing its risks and capital position to maintain a robust balance sheet, as the Company navigates through the uncertainty created by the current geopolitical situation. While it is too early to provide long-term impacts, if any, management has determined that the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2021

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$6,723	$9,151	$7,160
States, municipalities and political subdivisions	2,921	3,129	2,921
Foreign governments	543	562	541
Hybrid securities	325	393	325
All other corporate bonds	39,017	43,957	38,995
Preferred stocks	109	120	120

Total fixed maturities	49,638	57,312	50,062

Equity securities
Common stocks:
Industrial, miscellaneous and all other	151	198	198

Total equity securities	151	198	198

Mortgage loans on real estate	9,153		9,153
Real estate	52		52
Policy loans	1,986		1,986
Other long-term investments	1,504		1,504
Receivable for securities	32		32
Receivable for derivative cash collateral posted to counterparty	217		217
Securities lending	2,073		2,073
Cash, cash equivalents and short-term investments	2,126		2,126

Total investments	$66,932		$67,403

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $50 are held at fair value rather than amortized cost. Preferred stock of $120 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

Year ended December 31, 2020
Individual life	$24,275	$—	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	—	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

Year ended December 31, 2019
Individual life	$22,141	$—	$472	$2,884	$1,267	$2,658	$1,255
Individual health	5,567	185	299	750	357	1,034	262
Group life and health	2,463	31	138	866	155	471	305
Annuity	15,478	—	34	11,208	986	16,001	(4,217)

	$45,649	$216	$943	$15,708	$2,765	$20,164	$(2,395)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73%
Individual health	787	62	12	737	2%
Group life and health	920	136	17	801	2%
Annuity	11,424	166	13	11,271	0%

	$17,591	$4,380	$1,271	$14,482	9%

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

Year ended December 31, 2019
Life insurance in force	$726,805	$809,789	$421,752	$338,768	124%

Premiums:
Individual life	$4,575	$2,988	$1,297	$2,884	45%
Individual health	797	66	19	750	3%
Group life and health	968	137	35	866	4%
Annuity	11,582	517	143	11,208	1%

	$ 17,922	$ 3,708	$ 1,494	$ 15,708	10%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Years Ended December 31, 2021 and 2020

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Financial Statements

Years Ended December 31, 2021 and 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Transamerica Corporate Separate Account Sixteen

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Transamerica Corporate Separate Account Sixteen indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Transamerica Corporate Separate Account Sixteen as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

American Funds - Global Small Cap Class 2 Shares	PIMCO All Asset Administrative Class
American Funds - Growth Class 2 Shares	PIMCO All Asset Institutional Class
American Funds - International Class 2 Shares	PIMCO High Yield Institutional Class
American Funds - New World Class 2 Shares	PIMCO International Bond Institutional Class
DFA VA Global Bond	PIMCO Real Return Institutional Class
DFA VA International Small	PIMCO Short-Term Institutional Class
DFA VA International Value	PIMCO Total Return Institutional Class
DFA VA Short-Term Fixed	Royce Capital Micro Cap Investment Class
DFA VA U.S. Large Value	Royce Capital Small Cap Investment Class
DFA VA U.S. Targeted Value	T. Rowe Price All-Cap Opportunities
DFA VIT Inflation-Protected Securities Institutional Class Shares	T. Rowe Price Blue Chip Growth
DWS Small Cap Index Class A Shares	T. Rowe Price Equity Income Service Class
Fidelity® VIP Balanced Initial Class	T. Rowe Price International Stock
Fidelity® VIP Contrafund® Initial Class	T. Rowe Price Mid-Cap Growth
Fidelity® VIP Government Money Market Initial Class	Third Avenue FFI Strategies
Fidelity® VIP Growth Initial Class	VanEck VIP Global Resources
Fidelity® VIP High Income Initial Class	Vanguard® Balanced
Fidelity® VIP Mid Cap Initial Class	Vanguard® Capital Growth
First Eagle Overseas Variable	Vanguard® Conservative Allocation
Invesco V.I. American Value Series I Shares	Vanguard® Diversified Value
Invesco V.I. Diversified Dividend Series I Shares	Vanguard® Equity Income
Invesco V.I. Health Care Series I Shares	Vanguard® Equity Index
Invesco V.I. Main Street Mid Cap Series I Shares	Vanguard® Global Bond Index
Invesco V.I. Small Cap Equity Series I Shares	Vanguard® Growth
Invesco V.I. Technology Series I Shares	Vanguard® High Yield Bond
Janus Henderson - Balanced Institutional Shares	Vanguard® International
Janus Henderson - Enterprise Institutional Shares	Vanguard® Mid-Cap Index
Janus Henderson - Flexible Bond Institutional Shares	Vanguard® Moderate Allocation
Janus Henderson - Forty Institutional Shares	Vanguard® Money Market
Janus Henderson - Global Research Institutional Shares	Vanguard® Real Estate Index
Janus Henderson - Mid Cap Value Institutional Shares	Vanguard® Short-Term Investment Grade
Janus Henderson - Overseas Institutional Shares	Vanguard® Small Company Growth
Janus Henderson - Research Institutional Shares	Vanguard® Total Bond Market Index
MFS® International Growth Initial Class	Vanguard® Total International Stock Market Index
MFS® International Intrinsic Value Initial Class	Vanguard® Total Stock Market Index
MFS® Total Return Bond Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Transamerica Corporate Separate Account Sixteen based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Transamerica Corporate Separate Account Sixteen in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents or the investee mutual funds; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2022

We have served as the auditor of one or more of the subaccounts of Transamerica Corporate Separate Account Sixteen since 2014.

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

American Funds - Global Small Cap Class 2 Shares	6,285.749	$157,200	$207,053	$(9)	$207,044	45,626	$4.537856	$4.537856
American Funds - Growth Class 2 Shares	10,407.108	873,636	1,314,210	(25)	1,314,185	164,905	7.969357	7.969357
American Funds - International Class 2 Shares	51,965.744	1,062,467	1,174,426	(40)	1,174,386	395,914	2.966267	2.966267
American Funds - New World Class 2 Shares	7,991.939	207,318	251,586	(4)	251,582	58,657	4.289024	4.289024
DFA VA Global Bond	5,956.193	62,608	62,183	-	62,183	42,904	1.449344	1.449344
DFA VA International Small	-	-	-	-	-	-	2.279052	2.279052
DFA VA International Value	0.788	9	11	(11)	-	-	1.337139	1.337139
DFA VA Short-Term Fixed	-	-	-	-	-	-	1.151324	1.151324
DFA VA U.S. Large Value	-	-	-	-	-	-	3.221332	3.221332
DFA VA U.S. Targeted Value	31,988.470	552,695	753,968	(2)	753,966	205,659	3.666105	3.666105
DFA VIT Inflation-Protected Securities Institutional Class Shares	543,656.743	6,085,290	6,143,321	14	6,143,335	4,745,372	1.294595	1.294595
DWS Small Cap Index Class A Shares	77,395.496	1,204,592	1,441,878	4	1,441,882	286,637	5.030341	5.030341
Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-	4.769375	4.769375
Fidelity® VIP Contrafund® Initial Class	32,356.039	1,137,752	1,758,551	41	1,758,592	229,596	7.659496	7.659496
Fidelity® VIP Government Money Market Initial Class	15,584,059.510	15,584,060	15,584,060	(1,249)	15,582,811	14,855,076	1.048989	1.048989
Fidelity® VIP Growth Initial Class	-	-	-	-	-	-	7.871975	7.871975
Fidelity® VIP High Income Initial Class	0.219	1	1	(1)	-	-	2.862071	2.862071
Fidelity® VIP Mid Cap Initial Class	9,908.218	327,317	407,921	(1)	407,920	80,263	5.082285	5.082285
First Eagle Overseas Variable	1.123	10	30	(30)	-	-	3.147340	3.147340
Invesco V.I. American Value Series I Shares	-	-	-	-	-	-	4.962374	4.962374
Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-	2.837771	2.837771
Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-	5.234466	5.234466
Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-	2.827694	2.827694
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-	3.382013	3.382013
Invesco V.I. Technology Series I Shares	-	-	-	-	-	-	6.681321	6.681321
Janus Henderson - Balanced Institutional Shares	3,035.498	138,093	152,443	-	152,443	34,998	4.355702	4.355702
Janus Henderson - Enterprise Institutional Shares	1,931.262	176,750	194,111	(7)	194,104	20,055	9.678717	9.678717
Janus Henderson - Flexible Bond Institutional Shares	161,258.967	1,948,182	1,943,171	(11)	1,943,160	824,223	2.357567	2.357567
Janus Henderson - Forty Institutional Shares	0.008	-	-	-	-	-	10.856255	10.856255
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-	4.046465	4.046465
Janus Henderson - Mid Cap Value Institutional Shares	5,921.563	106,236	113,220	1	113,221	40,507	2.795061	2.795061
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-	4.100779	4.100779
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-	6.415770	6.415770
MFS® International Growth Initial Class	-	-	-	-	-	-	2.038550	2.038550
MFS® International Intrinsic Value Initial Class	28,059.220	863,157	1,055,588	(6)	1,055,582	433,232	2.436528	2.436528
MFS® Total Return Bond Initial Class	450,621.548	6,191,998	6,141,972	21	6,141,993	4,896,086	1.254470	1.254470
PIMCO All Asset Administrative Class	-	-	-	-	-	-	2.882273	2.882273
PIMCO All Asset Institutional Class	-	-	-	-	-	-	2.261992	2.261992
PIMCO High Yield Institutional Class	6.290	48	50	(50)	-	-	3.067845	3.067845
PIMCO International Bond Institutional Class	2,649.642	29,094	28,484	(1)	28,483	20,779	1.370767	1.370767
PIMCO Real Return Institutional Class	57,606.192	739,770	805,911	10	805,921	353,101	2.282407	2.282407
PIMCO Short-Term Institutional Class	43,396.424	448,972	446,983	6	446,989	295,773	1.511260	1.511260
PIMCO Total Return Institutional Class	108,732.526	1,201,537	1,169,962	14	1,169,976	498,318	2.347850	2.347850

See accompanying notes.	2

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

Royce Capital Micro Cap Investment Class	16,937.897	$183,827	$250,173	$(11)	$250,162	60,643	$4.125171	$4.125171
Royce Capital Small Cap Investment Class	0.477	4	4	(4)	-	-	4.150229	4.150229
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-	9.665186	9.665186
T. Rowe Price Blue Chip Growth	61,164.018	2,523,286	3,249,033	11	3,249,044	391,461	8.299791	8.299791
T. Rowe Price Equity Income Service Class	16,141.518	432,584	485,375	(33)	485,342	112,825	4.301739	4.301739
T. Rowe Price International Stock	3,872.292	59,663	61,995	10	62,005	19,444	3.188952	3.188952
T. Rowe Price Mid-Cap Growth	77,064.651	2,175,226	2,656,419	8	2,656,427	299,345	8.874136	8.874136
Third Avenue FFI Strategies	7,464.639	126,177	138,170	6	138,176	71,851	1.923076	1.923076
VanEck VIP Global Resources	1,060.728	26,466	28,226	-	28,226	28,887	0.977093	0.977093
Vanguard® Balanced	301,322.926	6,985,302	8,560,584	(47)	8,560,537	1,744,941	4.905919	4.905919
Vanguard® Capital Growth	11,896.746	373,397	603,046	21	603,067	70,635	8.537779	8.537779
Vanguard® Conservative Allocation	58,977.671	1,632,946	1,686,761	(2)	1,686,759	965,575	1.746896	1.746896
Vanguard® Diversified Value	58,293.280	727,316	1,017,218	27	1,017,245	191,428	5.313972	5.313972
Vanguard® Equity Income	117,517.935	2,565,521	3,268,174	(13)	3,268,161	601,211	5.435962	5.435962
Vanguard® Equity Index	172,383.861	7,613,234	11,285,971	91	11,286,062	1,796,122	6.283574	6.283574
Vanguard® Global Bond Index	-	-	-	-	-	-	1.162378	1.162378
Vanguard® Growth	3,119.586	97,555	119,387	(2)	119,385	15,866	7.524574	7.524574
Vanguard® High Yield Bond	-	-	-	-	-	-	2.897848	2.897848
Vanguard® International	69,106.384	1,959,030	2,743,523	44	2,743,567	454,469	6.036860	6.036860
Vanguard® Mid-Cap Index	183,532.257	4,198,470	5,410,531	6	5,410,537	777,488	6.959002	6.959002
Vanguard® Moderate Allocation	11,090.471	314,480	375,856	7	375,863	185,508	2.026133	2.026133
Vanguard® Money Market	0.020	-	-	-	-	-	1.283558	1.283558
Vanguard® Real Estate Index	59,441.290	656,200	984,348	16	984,364	177,008	5.561129	5.561129
Vanguard® Short-Term Investment Grade	4,833.084	52,342	52,101	-	52,101	29,724	1.752796	1.752796
Vanguard® Small Company Growth	88,687.024	1,682,807	2,350,206	(54)	2,350,152	354,347	6.632355	6.632355
Vanguard® Total Bond Market Index	308,695.836	3,746,766	3,772,263	4	3,772,267	1,879,696	2.006849	2.006849
Vanguard Total International Stock Market Index	155,031.086	2,897,414	3,756,403	(8)	3,756,395	3,010,808	1.247637	1.247637
Vanguard® Total Stock Market Index	24,107.168	1,081,121	1,372,662	(7)	1,372,655	214,556	6.397655	6.397655

See accompanying notes.	3

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	American Funds - Global Small Cap Class 2 Shares	American Funds - Growth Class 2 Shares	American Funds - International Class 2 Shares	American Funds - New World Class 2 Shares	DFA VA Global Bond
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$295,942	$831,409	$1,269,309	$236,721	$326,535

Investment Income:
Reinvested Dividends	306	2,500	6,949	142	87
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	306	2,500	6,949	142	87

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,433	18,016	-	2,089	-
Realized Gain (Loss) on Investments	5,791	27,331	8,397	7,764	(151)

Net Realized Capital Gains (Losses) on Investments	17,224	45,347	8,397	9,853	(151)
Net Change in Unrealized Appreciation (Depreciation)	18,839	309,772	126,372	27,349	4,792

Net Gain (Loss) on Investment	36,063	355,119	134,769	37,202	4,641

Net Increase (Decrease) in Net Assets Resulting from Operations	36,369	357,619	141,718	37,344	4,728

Increase (Decrease) in Net Assets from Contract Transactions	(133,525)	(68,100)	(152,957)	(80,324)	(5,203)

Total Increase (Decrease) in Net Assets	(97,156)	289,519	(11,239)	(42,980)	(475)

Net Assets as of December 31, 2020:	$198,786	$1,120,928	$1,258,070	$193,741	$326,060

Investment Income:
Reinvested Dividends	-	2,681	29,848	2,182	464
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	2,681	29,848	2,182	464

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,780	155,457	-	8,321	6
Realized Gain (Loss) on Investments	1,391	32,231	33,188	1,361	(3,647)

Net Realized Capital Gains (Losses) on Investments	6,171	187,688	33,188	9,682	(3,641)
Net Change in Unrealized Appreciation (Depreciation)	7,301	51,254	(77,295)	(1,727)	3,255

Net Gain (Loss) on Investment	13,472	238,942	(44,107)	7,955	(386)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,472	241,623	(14,259)	10,137	78

Increase (Decrease) in Net Assets from Contract Transactions	(5,214)	(48,366)	(69,425)	47,704	(263,955)

Total Increase (Decrease) in Net Assets	8,258	193,257	(83,684)	57,841	(263,877)

Net Assets as of December 31, 2021:	$207,044	$1,314,185	$1,174,386	$251,582	$62,183

See Accompanying Notes.

(1) See Footnote 1

4

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	DFA VA International Small	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA U.S. Large Value	DFA VA U.S. Targeted Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$-	$-	$-	$-	$568,676

Investment Income:
Reinvested Dividends	-	-	-	-	9,839
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	-	-	9,839

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	(60,621)

Net Realized Capital Gains (Losses) on Investments	-	-	-	-	(60,621)
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	79,971

Net Gain (Loss) on Investment	-	-	-	-	19,350

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	29,189

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	93,268

Total Increase (Decrease) in Net Assets	-	-	-	-	122,457

Net Assets as of December 31, 2020:	$-	$-	$-	$-	$691,133

Investment Income:
Reinvested Dividends	-	-	-	-	10,064
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	-	-	10,064

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	50,544
Realized Gain (Loss) on Investments	-	-	-	-	48,180

Net Realized Capital Gains (Losses) on Investments	-	-	-	-	98,724
Net Change in Unrealized Appreciation (Depreciation)	-	1	-	-	144,729

Net Gain (Loss) on Investment	-	1	-	-	243,453

Net Increase (Decrease) in Net Assets Resulting from Operations	-	1	-	-	253,517

Increase (Decrease) in Net Assets from Contract Transactions	-	(1)	-	-	(190,684)

Total Increase (Decrease) in Net Assets	-	-	-	-	62,833

Net Assets as of December 31, 2021:	$-	$-	$-	$-	$753,966

See Accompanying Notes.

(1) See Footnote 1

5

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	DFA VIT Inflation- Protected Securities Institutional Class Shares	DWS Small Cap Index Class A Shares	Fidelity® VIP Balanced Initial Class	Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Government Money Market Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$2,426,499	$1,341,674	$45,799	$1,175,344	$13,642,119

Investment Income:
Reinvested Dividends	8,112	12,781	389	3,041	45,929
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	8,112	12,781	389	3,041	45,929

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,282	118,277	641	6,270	-
Realized Gain (Loss) on Investments	132,621	(3,065)	5,326	9,413	-

Net Realized Capital Gains (Losses) on Investments	136,903	115,212	5,967	15,683	-
Net Change in Unrealized Appreciation (Depreciation)	(26,649)	108,260	(2,877)	309,828	-

Net Gain (Loss) on Investment	110,254	223,472	3,090	325,511	-

Net Increase (Decrease) in Net Assets Resulting from Operations	118,366	236,253	3,479	328,552	45,929

Increase (Decrease) in Net Assets from Contract Transactions	2,465,017	(140,386)	(49,278)	(77,014)	3,360,545

Total Increase (Decrease) in Net Assets	2,583,383	95,867	(45,799)	251,538	3,406,474

Net Assets as of December 31, 2020:	$5,009,882	$1,437,541	$-	$1,426,882	$17,048,593

Investment Income:
Reinvested Dividends	276,928	13,289	-	961	1,719
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	276,928	13,289	-	961	1,719

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	49,738	92,390	-	199,165	-
Realized Gain (Loss) on Investments	58,637	37,320	-	31,632	-

Net Realized Capital Gains (Losses) on Investments	108,375	129,710	-	230,797	-
Net Change in Unrealized Appreciation (Depreciation)	(29,539)	79,809	-	154,198	-

Net Gain (Loss) on Investment	78,836	209,519	-	384,995	-

Net Increase (Decrease) in Net Assets Resulting from Operations	355,764	222,808	-	385,956	1,719

Increase (Decrease) in Net Assets from Contract Transactions	777,689	(218,467)	-	(54,246)	(1,467,501)

Total Increase (Decrease) in Net Assets	1,133,453	4,341	-	331,710	(1,465,782)

Net Assets as of December 31, 2021:	$6,143,335	$1,441,882	$-	$1,758,592	$15,582,811

See Accompanying Notes.

(1) See Footnote 1

6

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Fidelity® VIP Growth Initial Class	Fidelity® VIP High Income Initial Class	Fidelity® VIP Mid Cap Initial Class	First Eagle Overseas Variable	Invesco V.I. American Value Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$-	$74,413	$307,052	$-	$-

Investment Income:
Reinvested Dividends	-	3,570	1,886	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	3,570	1,886	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	79	(122)	-	-

Net Realized Capital Gains (Losses) on Investments	-	79	(122)	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(1,754)	52,518	-	-

Net Gain (Loss) on Investment	-	(1,675)	52,396	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	1,895	54,282	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(2,088)	(5,399)	-	-

Total Increase (Decrease) in Net Assets	-	(193)	48,883	-	-

Net Assets as of December 31, 2020:	$-	$74,220	$355,935	$-	$-

Investment Income:
Reinvested Dividends	-	614	2,348	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	614	2,348	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	61,100	-	-
Realized Gain (Loss) on Investments	-	4,572	12,656	-	-

Net Realized Capital Gains (Losses) on Investments	-	4,572	73,756	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(4,432)	11,937	20	-

Net Gain (Loss) on Investment	-	140	85,693	20	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	754	88,041	20	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(74,974)	(36,056)	(20)	-

Total Increase (Decrease) in Net Assets	-	(74,220)	51,985	-	-

Net Assets as of December 31, 2021:	$-	$-	$407,920	$-	$-

See Accompanying Notes.

(1) See Footnote 1

7

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Health Care Series I Shares	Invesco V.I. Main Street Mid Cap Series I Shares	Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Technology Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$-	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-	-

Net Assets as of December 31, 2020:	$-	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-	-

Net Assets as of December 31, 2021:	$-	$-	$-	$-	$-

See Accompanying Notes.

(1) See Footnote 1

8

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Janus Henderson - Balanced Institutional Shares	Janus Henderson - Enterprise Institutional Shares	Janus Henderson - Flexible Bond Institutional Shares	Janus Henderson - Forty Institutional Shares	Janus Henderson - Global Research Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$-	$163,631	$1,485,504	$-	$-

Investment Income:
Reinvested Dividends	-	159	42,308	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	159	42,308	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	15,847	-	-	-
Realized Gain (Loss) on Investments	-	10,443	30,991	-	-

Net Realized Capital Gains (Losses) on Investments	-	26,290	30,991	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	29,517	71,040	-	-

Net Gain (Loss) on Investment	-	55,807	102,031	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	55,966	144,339	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	73,834	64,699	-	-

Total Increase (Decrease) in Net Assets	-	129,800	209,038	-	-

Net Assets as of December 31, 2020:	$-	$293,431	$1,694,542	$-	$-

Investment Income:
Reinvested Dividends	1,325	546	37,253	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	1,325	546	37,253	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,163	14,408	45,730	-	-
Realized Gain (Loss) on Investments	699	67,236	6,976	-	-

Net Realized Capital Gains (Losses) on Investments	1,862	81,644	52,706	-	-
Net Change in Unrealized Appreciation (Depreciation)	14,350	(43,151)	(104,781)	-	-

Net Gain (Loss) on Investment	16,212	38,493	(52,075)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	17,537	39,039	(14,822)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	134,906	(138,366)	263,440	-	-

Total Increase (Decrease) in Net Assets	152,443	(99,327)	248,618	-	-

Net Assets as of December 31, 2021:	$152,443	$194,104	$1,943,160	$-	$-

See Accompanying Notes.

(1) See Footnote 1

9

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Janus Henderson - Mid Cap Value Institutional Shares	Janus Henderson - Overseas Institutional Shares	Janus Henderson - Research Institutional Shares	MFS® International Growth Initial Class	MFS® International Intrinsic Value Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$145,564	$-	$-	$-	$1,701,706

Investment Income:
Reinvested Dividends	1,467	-	-	-	7,683
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	1,467	-	-	-	7,683

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,272	-	-	-	15,482
Realized Gain (Loss) on Investments	(3,039)	-	-	-	145,854

Net Realized Capital Gains (Losses) on Investments	(767)	-	-	-	161,336
Net Change in Unrealized Appreciation (Depreciation)	(3,559)	-	-	-	(7,863)

Net Gain (Loss) on Investment	(4,326)	-	-	-	153,473

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,859)	-	-	-	161,156

Increase (Decrease) in Net Assets from Contract Transactions	(8,680)	-	-	-	(918,621)

Total Increase (Decrease) in Net Assets	(11,539)	-	-	-	(757,465)

Net Assets as of December 31, 2020:	$134,025	$-	$-	$-	$944,241

Investment Income:
Reinvested Dividends	447	-	-	-	3,334
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	447	-	-	-	3,334

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	26,127
Realized Gain (Loss) on Investments	21,516	-	-	-	55,430

Net Realized Capital Gains (Losses) on Investments	21,516	-	-	-	81,557
Net Change in Unrealized Appreciation (Depreciation)	5,706	-	-	-	8,761

Net Gain (Loss) on Investment	27,222	-	-	-	90,318

Net Increase (Decrease) in Net Assets Resulting from Operations	27,669	-	-	-	93,652

Increase (Decrease) in Net Assets from Contract Transactions	(48,473)	-	-	-	17,689

Total Increase (Decrease) in Net Assets	(20,804)	-	-	-	111,341

Net Assets as of December 31, 2021:	$113,221	$-	$-	$-	$1,055,582

See Accompanying Notes.

(1) See Footnote 1

10

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	MFS® Total Return Bond Initial Class	PIMCO All Asset Administrative Class	PIMCO All Asset Institutional Class	PIMCO High Yield Institutional Class	PIMCO International Bond Institutional Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$1,158,168	$-	$26,602	$-	$10,378

Investment Income:
Reinvested Dividends	184,819	-	1,287	2	636
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	184,819	-	1,287	2	636

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(36,010)	-	42	-	(1)

Net Realized Capital Gains (Losses) on Investments	(36,010)	-	42	-	(1)
Net Change in Unrealized Appreciation (Depreciation)	151,204	-	744	-	(53)

Net Gain (Loss) on Investment	115,194	-	786	-	(54)

Net Increase (Decrease) in Net Assets Resulting from Operations	300,013	-	2,073	2	582

Increase (Decrease) in Net Assets from Contract Transactions	4,419,619	-	(742)	(2)	(310)

Total Increase (Decrease) in Net Assets	4,719,632	-	1,331	-	272

Net Assets as of December 31, 2020:	$5,877,800	$-	$27,933	$-	$10,650

Investment Income:
Reinvested Dividends	163,101	-	906	2	429
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	163,101	-	906	2	429

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	442	-	-	-	257
Realized Gain (Loss) on Investments	7,319	-	3,399	-	(13)

Net Realized Capital Gains (Losses) on Investments	7,761	-	3,399	-	244
Net Change in Unrealized Appreciation (Depreciation)	(225,911)	-	(1,559)	2	(891)

Net Gain (Loss) on Investment	(218,150)	-	1,840	2	(647)

Net Increase (Decrease) in Net Assets Resulting from Operations	(55,049)	-	2,746	4	(218)

Increase (Decrease) in Net Assets from Contract Transactions	319,242	-	(30,679)	(4)	18,051

Total Increase (Decrease) in Net Assets	264,193	-	(27,933)	-	17,833

Net Assets as of December 31, 2021:	$6,141,993	$-	$-	$-	$28,483

See Accompanying Notes.

(1) See Footnote 1

11

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	PIMCO Real Return Institutional Class	PIMCO Short-Term Institutional Class	PIMCO Total Return Institutional Class	Royce Capital Micro Cap Investment Class	Royce Capital Small Cap Investment Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$560,266	$958,224	$1,174,597	$160,958	$-

Investment Income:
Reinvested Dividends	9,781	9,626	29,958	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	9,781	9,626	29,958	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	14,436	2,491	-
Realized Gain (Loss) on Investments	4,453	(8,073)	5,289	(701)	-

Net Realized Capital Gains (Losses) on Investments	4,453	(8,073)	19,725	1,790	-
Net Change in Unrealized Appreciation (Depreciation)	56,064	3,705	56,984	35,505	-

Net Gain (Loss) on Investment	60,517	(4,368)	76,709	37,295	-

Net Increase (Decrease) in Net Assets Resulting from Operations	70,298	5,258	106,667	37,295	-

Increase (Decrease) in Net Assets from Contract Transactions	98,622	(545,909)	50,581	(2,668)	-

Total Increase (Decrease) in Net Assets	168,920	(540,651)	157,248	34,627	-

Net Assets as of December 31, 2020:	$729,186	$417,573	$1,331,845	$195,585	$-

Investment Income:
Reinvested Dividends	40,009	5,473	23,998	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	40,009	5,473	23,998	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	49,943	10,837	-
Realized Gain (Loss) on Investments	7,384	17	4,513	862	-

Net Realized Capital Gains (Losses) on Investments	7,384	17	54,456	11,699	-
Net Change in Unrealized Appreciation (Depreciation)	(2,781)	(5,125)	(94,690)	46,647	1

Net Gain (Loss) on Investment	4,603	(5,108)	(40,234)	58,346	1

Net Increase (Decrease) in Net Assets Resulting from Operations	44,612	365	(16,236)	58,346	1

Increase (Decrease) in Net Assets from Contract Transactions	32,123	29,051	(145,633)	(3,769)	(1)

Total Increase (Decrease) in Net Assets	76,735	29,416	(161,869)	54,577	-

Net Assets as of December 31, 2021:	$805,921	$446,989	$1,169,976	$250,162	$-

See Accompanying Notes.

(1) See Footnote 1

12

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	T. Rowe Price All-Cap Opportunities	T. Rowe Price Blue Chip Growth	T. Rowe Price Equity Income Service Class	T. Rowe Price International Stock	T. Rowe Price Mid-Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$-	$2,873,848	$793,171	$85,701	$3,206,809

Investment Income:
Reinvested Dividends	-	-	15,094	406	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	15,094	406	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	84,540	15,265	3,160	246,610
Realized Gain (Loss) on Investments	-	374,563	(14,546)	1,494	303,072

Net Realized Capital Gains (Losses) on Investments	-	459,103	719	4,654	549,682
Net Change in Unrealized Appreciation (Depreciation)	-	48,923	(7,119)	6,559	243,730

Net Gain (Loss) on Investment	-	508,026	(6,400)	11,213	793,412

Net Increase (Decrease) in Net Assets Resulting from Operations	-	508,026	8,694	11,619	793,412

Increase (Decrease) in Net Assets from Contract Transactions	-	(667,154)	(80,611)	(16,609)	(1,731,906)

Total Increase (Decrease) in Net Assets	-	(159,128)	(71,917)	(4,990)	(938,494)

Net Assets as of December 31, 2020:	$-	$2,714,720	$721,254	$80,711	$2,268,315

Investment Income:
Reinvested Dividends	-	-	9,731	376	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	9,731	376	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	345,944	33,721	4,156	265,364
Realized Gain (Loss) on Investments	-	124,815	21,572	2,451	17,986

Net Realized Capital Gains (Losses) on Investments	-	470,759	55,293	6,607	283,350
Net Change in Unrealized Appreciation (Depreciation)	-	17,349	89,501	(5,797)	54,519

Net Gain (Loss) on Investment	-	488,108	144,794	810	337,869

Net Increase (Decrease) in Net Assets Resulting from Operations	-	488,108	154,525	1,186	337,869

Increase (Decrease) in Net Assets from Contract Transactions	-	46,216	(390,437)	(19,892)	50,243

Total Increase (Decrease) in Net Assets	-	534,324	(235,912)	(18,706)	388,112

Net Assets as of December 31, 2021:	$-	$3,249,044	$485,342	$62,005	$2,656,427

See Accompanying Notes.

(1) See Footnote 1

13

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Third Avenue FFI Strategies	VanEck VIP Global Resources	Vanguard® Balanced	Vanguard® Capital Growth	Vanguard® Conservative Allocation
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$120,065	$6,296	$6,539,000	$583,213	$57,161

Investment Income:
Reinvested Dividends	2,530	52	167,386	8,181	1,354
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	2,530	52	167,386	8,181	1,354

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	683	-	204,133	17,418	831
Realized Gain (Loss) on Investments	(542)	(44)	61,222	2,978	72

Net Realized Capital Gains (Losses) on Investments	141	(44)	265,355	20,396	903
Net Change in Unrealized Appreciation (Depreciation)	(5,990)	1,138	217,915	71,454	4,356

Net Gain (Loss) on Investment	(5,849)	1,094	483,270	91,850	5,259

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,319)	1,146	650,656	100,031	6,613

Increase (Decrease) in Net Assets from Contract Transactions	(1,713)	(161)	(833,491)	(8,955)	(918)

Total Increase (Decrease) in Net Assets	(5,032)	985	(182,835)	91,076	5,695

Net Assets as of December 31, 2020:	$115,033	$7,281	$6,356,165	$674,289	$62,856

Investment Income:
Reinvested Dividends	965	120	123,683	7,130	970
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	965	120	123,683	7,130	970

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	343,236	49,831	2,165
Realized Gain (Loss) on Investments	233	104	49,080	101,409	9,891

Net Realized Capital Gains (Losses) on Investments	233	104	392,316	151,240	12,056
Net Change in Unrealized Appreciation (Depreciation)	24,148	1,564	743,745	(21,931)	44,079

Net Gain (Loss) on Investment	24,381	1,668	1,136,061	129,309	56,135

Net Increase (Decrease) in Net Assets Resulting from Operations	25,346	1,788	1,259,744	136,439	57,105

Increase (Decrease) in Net Assets from Contract Transactions	(2,203)	19,157	944,628	(207,661)	1,566,798

Total Increase (Decrease) in Net Assets	23,143	20,945	2,204,372	(71,222)	1,623,903

Net Assets as of December 31, 2021:	$138,176	$28,226	$8,560,537	$603,067	$1,686,759

See Accompanying Notes.

(1) See Footnote 1

14

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Vanguard® Diversified Value	Vanguard® Equity Income	Vanguard® Equity Index	Vanguard® Global Bond Index	Vanguard® Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$962,143	$2,778,856	$8,557,671	$-	$290,943

Investment Income:
Reinvested Dividends	24,264	68,551	132,821	-	1,110
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	24,264	68,551	132,821	-	1,110

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	156,965	85,558	155,814	-	15,770
Realized Gain (Loss) on Investments	(69,286)	(71,029)	557,314	-	61,416

Net Realized Capital Gains (Losses) on Investments	87,679	14,529	713,128	-	77,186
Net Change in Unrealized Appreciation (Depreciation)	(27,615)	15,589	557,598	-	94,039

Net Gain (Loss) on Investment	60,064	30,118	1,270,726	-	171,225

Net Increase (Decrease) in Net Assets Resulting from Operations	84,328	98,669	1,403,547	-	172,335

Increase (Decrease) in Net Assets from Contract Transactions	(253,106)	98,292	(954,182)	-	(21,243)

Total Increase (Decrease) in Net Assets	(168,778)	196,961	449,365	-	151,092

Net Assets as of December 31, 2020:	$793,365	$2,975,817	$9,007,036	$-	$442,035

Investment Income:
Reinvested Dividends	9,974	61,385	123,797	-	114
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	9,974	61,385	123,797	-	114

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	13,716	56,682	369,865	-	30,048
Realized Gain (Loss) on Investments	1,070	52,609	578,660	-	99,320

Net Realized Capital Gains (Losses) on Investments	14,786	109,291	948,525	-	129,368
Net Change in Unrealized Appreciation (Depreciation)	215,069	510,918	1,328,061	-	(93,436)

Net Gain (Loss) on Investment	229,855	620,209	2,276,586	-	35,932

Net Increase (Decrease) in Net Assets Resulting from Operations	239,829	681,594	2,400,383	-	36,046

Increase (Decrease) in Net Assets from Contract Transactions	(15,949)	(389,250)	(121,357)	-	(358,696)

Total Increase (Decrease) in Net Assets	223,880	292,344	2,279,026	-	(322,650)

Net Assets as of December 31, 2021:	$1,017,245	$3,268,161	$11,286,062	$-	$119,385

See Accompanying Notes.

(1) See Footnote 1

15

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Vanguard® High Yield Bond	Vanguard® International	Vanguard® Mid-Cap Index	Vanguard® Moderate Allocation	Vanguard® Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$917,767	$2,628,750	$5,060,485	$375,631	$-

Investment Income:
Reinvested Dividends	52,202	33,765	53,169	8,891	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	52,202	33,765	53,169	8,891	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	61,712	199,074	8,181	-
Realized Gain (Loss) on Investments	6,177	18,970	83,008	(338)	-

Net Realized Capital Gains (Losses) on Investments	6,177	80,682	282,082	7,843	-
Net Change in Unrealized Appreciation (Depreciation)	(20,239)	1,284,099	307,423	20,072	-

Net Gain (Loss) on Investment	(14,062)	1,364,781	589,505	27,915	-

Net Increase (Decrease) in Net Assets Resulting from Operations	38,140	1,398,546	642,674	36,806	-

Increase (Decrease) in Net Assets from Contract Transactions	(675,201)	(205,676)	(1,611,058)	(77,206)	-

Total Increase (Decrease) in Net Assets	(637,061)	1,192,870	(968,384)	(40,400)	-

Net Assets as of December 31, 2020:	$280,706	$3,821,620	$4,092,101	$335,231	$-

Investment Income:
Reinvested Dividends	-	10,683	50,127	5,142	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	10,683	50,127	5,142	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	268,613	299,154	12,458	-
Realized Gain (Loss) on Investments	18,132	408,094	98,190	1,908	-

Net Realized Capital Gains (Losses) on Investments	18,132	676,707	397,344	14,366	-
Net Change in Unrealized Appreciation (Depreciation)	(15,384)	(673,813)	532,344	14,789	-

Net Gain (Loss) on Investment	2,748	2,894	929,688	29,155	-

Net Increase (Decrease) in Net Assets Resulting from Operations	2,748	13,577	979,815	34,297	-

Increase (Decrease) in Net Assets from Contract Transactions	(283,454)	(1,091,630)	338,621	6,335	-

Total Increase (Decrease) in Net Assets	(280,706)	(1,078,053)	1,318,436	40,632	-

Net Assets as of December 31, 2021:	$-	$2,743,567	$5,410,537	$375,863	$-

See Accompanying Notes.

(1) See Footnote 1

16

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Vanguard® Real Estate Index	Vanguard® Short-Term Investment Grade	Vanguard® Small Company Growth	Vanguard® Total Bond Market Index	Vanguard® Total International Stock Market Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$2,447,992	$-	$2,344,531	$2,879,483	$4,768,202

Investment Income:
Reinvested Dividends	73,864	-	15,535	72,046	91,751
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	73,864	-	15,535	72,046	91,751

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	46,449	-	224,502	-	25,924
Realized Gain (Loss) on Investments	(190,486)	-	87,347	56,643	259,809

Net Realized Capital Gains (Losses) on Investments	(144,037)	-	311,849	56,643	285,733
Net Change in Unrealized Appreciation (Depreciation)	(156,712)	-	290,951	85,064	171,211

Net Gain (Loss) on Investment	(300,749)	-	602,800	141,707	456,944

Net Increase (Decrease) in Net Assets Resulting from Operations	(226,885)	-	618,335	213,753	548,695

Increase (Decrease) in Net Assets from Contract Transactions	(1,323,546)	-	(800,576)	475,342	(1,685,235)

Total Increase (Decrease) in Net Assets	(1,550,431)	-	(182,241)	689,095	(1,136,540)

Net Assets as of December 31, 2020:	$897,561	$-	$2,162,290	$3,568,578	$3,631,662

Investment Income:
Reinvested Dividends	21,057	-	8,822	72,716	72,478
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	21,057	-	8,822	72,716	72,478

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	27,863	-	112,866	29,159	34,515
Realized Gain (Loss) on Investments	(6,914)	1	32,226	23,099	88,120

Net Realized Capital Gains (Losses) on Investments	20,949	1	145,092	52,258	122,635
Net Change in Unrealized Appreciation (Depreciation)	279,372	(242)	154,244	(185,529)	106,066

Net Gain (Loss) on Investment	300,321	(241)	299,336	(133,271)	228,701

Net Increase (Decrease) in Net Assets Resulting from Operations	321,378	(241)	308,158	(60,555)	301,179

Increase (Decrease) in Net Assets from Contract Transactions	(234,575)	52,342	(120,296)	264,244	(176,446)

Total Increase (Decrease) in Net Assets	86,803	52,101	187,862	203,689	124,733

Net Assets as of December 31, 2021:	$984,364	$52,101	$2,350,152	$3,772,267	$3,756,395

See Accompanying Notes.

(1) See Footnote 1

17

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

Vanguard® Total Stock Market Index
Subaccount

Net Assets as of December 31, 2019:	$782,222

Investment Income:
Reinvested Dividends	10,997
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-

Net Investment Income (Loss)	10,997

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	21,215
Realized Gain (Loss) on Investments	35,811

Net Realized Capital Gains (Losses) on Investments	57,026
Net Change in Unrealized Appreciation (Depreciation)	85,412

Net Gain (Loss) on Investment	142,438

Net Increase (Decrease) in Net Assets Resulting from Operations	153,435

Increase (Decrease) in Net Assets from Contract Transactions	(138,575)

Total Increase (Decrease) in Net Assets	14,860

Net Assets as of December 31, 2020:	$797,082

Investment Income:
Reinvested Dividends	10,230
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-

Net Investment Income (Loss)	10,230

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	43,898
Realized Gain (Loss) on Investments	68,220

Net Realized Capital Gains (Losses) on Investments	112,118
Net Change in Unrealized Appreciation (Depreciation)	112,206

Net Gain (Loss) on Investment	224,324

Net Increase (Decrease) in Net Assets Resulting from Operations	234,554

Increase (Decrease) in Net Assets from Contract Transactions	341,019

Total Increase (Decrease) in Net Assets	575,573

Net Assets as of December 31, 2021:	$1,372,655

See Accompanying Notes.

(1) See Footnote 1

18

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

1. Organization

Transamerica Corporate Separate Account Sixteen (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Variable Adjustable Life - Advantage X.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Global Small Cap Class 2 Shares	American Funds - Global Small Cap Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
American Funds - New World Class 2 Shares	American Funds - New World Fund Class 2 Shares

DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio

DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Institutional Class Shares	DFA VIT Inflation-Protected Securities Portfolio Institutional Class Shares
DWS Investments VIT Funds	DWS Investments VIT Funds
DWS Small Cap Index Class A Shares	DWS Small Cap Index VIP
Fidelity® Variable Insurance Products Funds	Fidelity® Variable Insurance Products Funds

Fidelity® VIP Balanced Initial Class	Fidelity® VIP Balanced Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class	Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
First Eagle Variable Funds	First Eagle Variable Funds

First Eagle Overseas Variable	First Eagle Overseas Variable Fund
AIM Variable Insurance Funds (Invesco Variable	AIM Variable Insurance Funds (Invesco Variable

Insurance Funds)	Insurance Funds)
Invesco V.I. American Value Series I Shares	Invesco V.I. American Value Fund Series I Shares
Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Diversified Dividend Fund Series I Shares
Invesco V.I. Health Care Series I Shares	Invesco V.I. Health Care Fund Series I Shares
Invesco V.I. Main Street Mid Cap Series I Shares	Invesco V.I. Main Street Mid Cap Fund Series I Shares
Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Small Cap Equity Fund Series I Shares
Invesco V.I. Technology Series I Shares	Invesco V.I. Technology Fund Series I Shares

19

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Janus Aspen Series	Janus Aspen Series
Janus Henderson - Balanced Institutional Shares	Janus Henderson - Balanced Portfolio Institutional Shares
Janus Henderson - Enterprise Institutional Shares	Janus Henderson - Enterprise Portfolio Institutional Shares
Janus Henderson - Flexible Bond Institutional Shares	Janus Henderson - Flexible Bond Portfolio Institutional Shares
Janus Henderson - Forty Institutional Shares	Janus Henderson - Forty Portfolio Institutional Shares
Janus Henderson - Global Research Institutional Shares	Janus Henderson - Global Research Portfolio Institutional Shares
Janus Henderson - Mid Cap Value Institutional Shares	Janus Henderson - Mid Cap Value Portfolio Institutional Shares
Janus Henderson - Overseas Institutional Shares	Janus Henderson - Overseas Portfolio Institutional Shares
Janus Henderson - Research Institutional Shares	Janus Henderson - Research Portfolio Institutional Shares

MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® International Growth Initial Class	MFS® International Growth Portfolio Initial Class
MFS® International Intrinsic Value Initial Class	MFS® International Intrinsic Value Portfolio Initial Class
MFS® Total Return Bond Initial Class	MFS® Total Return Bond Series Initial Class

PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO All Asset Administrative Class	PIMCO All Asset Portfolio Administrative Class
PIMCO All Asset Institutional Class	PIMCO All Asset Portfolio Institutional Class
PIMCO High Yield Institutional Class	PIMCO High Yield Portfolio Institutional Class
PIMCO International Bond Institutional Class	PIMCO International Bond Portfolio Institutional Class
PIMCO Real Return Institutional Class	PIMCO Real Return Portfolio Institutional Class
PIMCO Short-Term Institutional Class	PIMCO Short-Term Portfolio Institutional Class
PIMCO Total Return Institutional Class	PIMCO Total Return Portfolio Institutional Class

Royce Capital Fund	Royce Capital Fund
Royce Capital Micro Cap Investment Class	Royce Capital Micro Cap Portfolio Investment Class
Royce Capital Small Cap Investment Class	Royce Capital Small Cap Portfolio Investment Class

T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities	T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Service Class Portfolio
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio

Third Avenue Variable Series Trust	Third Avenue Variable Series Trust
Third Avenue FFI Strategies	Third Avenue FFI Strategies Portfolio

VanEck VIP Trust	VanEck VIP Trust
VanEck VIP Global Resources	VanEck VIP Global Resources Fund

Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Balanced	Vanguard® Balanced Portfolio
Vanguard® Capital Growth	Vanguard® Capital Growth Portfolio
Vanguard® Conservative Allocation	Vanguard® Conservative Allocation Portfolio
Vanguard® Diversified Value	Vanguard® Diversified Value Portfolio
Vanguard® Equity Income	Vanguard® Equity Income Portfolio

20

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth	Vanguard® Small Company Growth Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date

Vanguard® Global Bond Index	April 27, 2018

Vanguard® Total International Stock Market Index	April 27, 2018

The following subaccount name changes were made effective during the fiscal year ended December 31, 2021:
Subaccount	Formerly

Invesco V.I. Main Street Mid Cap Series I Shares	Invesco V.I. Mid Cap Core Equity Series I Shares

T. Rowe Price All-Cap Opportunities	T. Rowe Price New America Growth

VanEck VIP Global Resources	VanEck VIP Global Hard Assets

21

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2021.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

22

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Subaccount	Purchases	Sales
American Funds - Global Small Cap Class 2 Shares	$4,780	$5,214
American Funds - Growth Class 2 Shares	197,533	87,757
American Funds - International Class 2 Shares	298,051	337,628
American Funds - New World Class 2 Shares	64,068	5,862
DFA VA Global Bond	470	263,956
DFA VA International Small	-	-
DFA VA International Value	1	-
DFA VA Short-Term Fixed	-	-
DFA VA U.S. Large Value	-	-
DFA VA U.S. Targeted Value	130,116	260,192
DFA VIT Inflation-Protected Securities Institutional Class Shares	1,559,970	455,641
DWS Small Cap Index Class A Shares	179,587	292,375
Fidelity® VIP Balanced Initial Class	-	-
Fidelity® VIP Contrafund® Initial Class	236,773	90,904
Fidelity® VIP Government Money Market Initial Class	2,525,310	3,990,240
Fidelity® VIP Growth Initial Class	-	-
Fidelity® VIP High Income Initial Class	614	74,974
Fidelity® VIP Mid Cap Initial Class	63,447	36,055
First Eagle Overseas Variable	1	-
Invesco V.I. American Value Series I Shares	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-
Invesco V.I. Health Care Series I Shares	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-
Invesco V.I. Technology Series I Shares	-	-
Janus Henderson - Balanced Institutional Shares	149,208	11,814
Janus Henderson - Enterprise Institutional Shares	123,318	246,729
Janus Henderson - Flexible Bond Institutional Shares	414,255	67,832
Janus Henderson - Forty Institutional Shares	-	-
Janus Henderson - Global Research Institutional Shares	-	-
Janus Henderson - Mid Cap Value Institutional Shares	107,505	155,531
Janus Henderson - Overseas Institutional Shares	-	-
Janus Henderson - Research Institutional Shares	-	-
MFS® International Growth Initial Class	-	-
MFS® International Intrinsic Value Initial Class	274,675	227,524
MFS® Total Return Bond Initial Class	1,114,080	631,320

23

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

3. Investments (continued)

Subaccount	Purchases	Sales
PIMCO All Asset Administrative Class	$-	$-
PIMCO All Asset Institutional Class	906	30,679
PIMCO High Yield Institutional Class	2	-
PIMCO International Bond Institutional Class	19,303	566
PIMCO Real Return Institutional Class	133,994	61,862
PIMCO Short-Term Institutional Class	57,586	23,064
PIMCO Total Return Institutional Class	81,664	153,357
Royce Capital Micro Cap Investment Class	10,838	3,767
Royce Capital Small Cap Investment Class	-	-
T. Rowe Price All-Cap Opportunities	-	-
T. Rowe Price Blue Chip Growth	708,521	316,363
T. Rowe Price Equity Income Service Class	46,087	393,066
T. Rowe Price International Stock	5,157	20,518
T. Rowe Price Mid-Cap Growth	401,125	85,521
Third Avenue FFI Strategies	965	2,204
VanEck VIP Global Resources	19,806	529
Vanguard® Balanced	1,675,406	263,842
Vanguard® Capital Growth	56,961	207,665
Vanguard® Conservative Allocation	1,684,732	114,797
Vanguard® Diversified Value	23,690	15,955
Vanguard® Equity Income	334,085	605,266
Vanguard® Equity Index	1,972,716	1,600,429
Vanguard® Global Bond Index	-	-
Vanguard® Growth	36,886	365,420
Vanguard® High Yield Bond	151,969	435,422
Vanguard® International	352,236	1,164,569
Vanguard® Mid-Cap Index	1,261,474	573,570
Vanguard® Moderate Allocation	36,287	12,354
Vanguard® Money Market	-	-
Vanguard® Real Estate Index	70,552	256,212
Vanguard® Short-Term Investment Grade	53,210	869
Vanguard® Small Company Growth	220,828	219,428
Vanguard® Total Bond Market Index	767,239	401,097
Vanguard® Total International Stock Market Index	348,641	418,111
Vanguard® Total Stock Market Index	665,768	270,619

24

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	-	(1,132)	(1,132)	453	(43,996)	(43,543)
American Funds - Growth Class 2 Shares	5,409	(12,087)	(6,678)	22,223	(44,185)	(21,962)
American Funds - International Class 2 Shares	87,332	(109,201)	(21,869)	64,559	(127,188)	(62,629)
American Funds - New World Class 2 Shares	12,619	(1,357)	11,262	731	(24,900)	(24,169)
DFA VA Global Bond	-	(179,727)	(179,727)	-	(3,574)	(3,574)
DFA VA International Small	-	-	-	-	-	-
DFA VA International Value	-	-	-	-	-	-
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	-	-	-	-	-	-
DFA VA U.S. Targeted Value	21,593	(79,259)	(57,666)	116,536	(78,511)	38,025
DFA VIT Inflation-Protected Securities Institutional Class Shares	1,023,443	(363,865)	659,578	3,611,807	(1,736,811)	1,874,996
DWS Small Cap Index Class A Shares	14,776	(55,357)	(40,581)	25,432	(62,949)	(37,517)
Fidelity® VIP Balanced Initial Class	-	-	-	135	(14,034)	(13,899)
Fidelity® VIP Contrafund® Initial Class	5,171	(13,717)	(8,546)	4,379	(22,358)	(17,979)
Fidelity® VIP Government Money Market Initial Class	2,405,828	(3,803,977)	(1,398,149)	6,916,412	(3,710,218)	3,206,194
Fidelity® VIP Growth Initial Class	-	-	-	-	-	-
Fidelity® VIP High Income Initial Class	-	(27,076)	(27,076)	-	(816)	(816)
Fidelity® VIP Mid Cap Initial Class	-	(7,702)	(7,702)	-	(1,722)	(1,722)
First Eagle Overseas Variable	-	-	-	-	-	-
Invesco V.I. American Value Series I Shares	-	-	-	-	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-
Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Technology Series I Shares	-	-	-	-	-	-
Janus Henderson - Balanced Institutional Shares	37,833	(2,835)	34,998	-	-	-
Janus Henderson - Enterprise Institutional Shares	12,140	(27,505)	(15,365)	17,949	(6,127)	11,822

25

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Janus Henderson - Flexible Bond Institutional Shares	140,692	(28,775)	111,917	284,346	(261,931)	22,415
Janus Henderson - Forty Institutional Shares	-	-	-	-	-	-
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-
Janus Henderson - Mid Cap Value Institutional Shares	41,030	(57,933)	(16,903)	2,457	(6,826)	(4,369)
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Intrinsic Value Initial Class	105,329	(100,535)	4,794	68,462	(570,615)	(502,153)
MFS® Total Return Bond Initial Class	759,681	(510,992)	248,689	5,047,621	(1,393,496)	3,654,125
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	-	(14,376)	(14,376)	-	(433)	(433)
PIMCO High Yield Institutional Class	-	-	-	-	-	-
PIMCO International Bond Institutional Class	13,560	(410)	13,150	-	(230)	(230)
PIMCO Real Return Institutional Class	43,092	(27,822)	15,270	76,031	(28,607)	47,424
PIMCO Short-Term Institutional Class	34,451	(15,247)	19,204	188,253	(561,547)	(373,294)
PIMCO Total Return Institutional Class	3,281	(65,880)	(62,599)	136,353	(113,711)	22,642
Royce Capital Micro Cap Investment Class	-	(983)	(983)	-	(1,156)	(1,156)
Royce Capital Small Cap Investment Class	-	-	-	-	-	-
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-
T. Rowe Price Blue Chip Growth	47,892	(41,150)	6,742	82,468	(244,627)	(162,159)
T. Rowe Price Equity Income Service Class	641	(98,319)	(97,678)	4,345	(28,073)	(23,728)
T. Rowe Price International Stock	187	(6,387)	(6,200)	2,050	(7,570)	(5,520)
T. Rowe Price Mid-Cap Growth	15,957	(10,179)	5,778	62,406	(282,663)	(220,257)
Third Avenue FFI Strategies	-	(1,166)	(1,166)	-	(1,369)	(1,369)
VanEck VIP Global Resources	20,581	(556)	20,025	-	(265)	(265)
Vanguard® Balanced	262,331	(59,370)	202,961	82,033	(295,803)	(213,770)
Vanguard® Capital Growth	-	(25,355)	(25,355)	-	(1,541)	(1,541)

26

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® Conservative Allocation	994,320	(66,881)	927,439	-	(613)	(613)
Vanguard® Diversified Value	-	(3,354)	(3,354)	20,859	(90,121)	(69,262)
Vanguard® Equity Income	42,096	(126,964)	(84,868)	167,326	(142,727)	24,599
Vanguard® Equity Index	251,383	(297,917)	(46,534)	255,706	(482,426)	(226,720)
Vanguard® Global Bond Index	-	-	-	-	-	-
Vanguard® Growth	1,051	(54,423)	(53,372)	40,013	(35,986)	4,027
Vanguard® High Yield Bond	54,066	(154,496)	(100,430)	37,275	(283,824)	(246,549)
Vanguard® International	12,097	(180,915)	(168,818)	8,682	(61,000)	(52,318)
Vanguard® Mid-Cap Index	137,252	(91,012)	46,240	67,623	(404,090)	(336,467)
Vanguard® Moderate Allocation	9,715	(6,329)	3,386	6,727	(56,777)	(50,050)
Vanguard® Money Market	-	-	-	-	-	-
Vanguard® Real Estate Index	4,722	(54,005)	(49,283)	225,897	(586,839)	(360,942)
Vanguard® Short-Term Investment Grade	30,217	(493)	29,724	-	-	-
Vanguard® Small Company Growth	15,409	(33,434)	(18,025)	123,264	(248,255)	(124,991)
Vanguard® Total Bond Market Index	331,595	(199,558)	132,037	573,173	(342,606)	230,567
Vanguard® Total International Stock Market Index	195,025	(343,315)	(148,290)	882,273	(2,334,624)	(1,452,351)
Vanguard® Total Stock Market Index	106,763	(48,738)	58,025	12,720	(41,376)	(28,656)

27

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021				Year Ended December 31, 2020
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars		Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	$-	$(5,214	) $	(5,214)	$1,772	$(135,297)	$(133,525)
American Funds - Growth Class 2 Shares	39,394	(87,760)		(48,366)	128,213	(196,313)	(68,100)
American Funds - International Class 2 Shares	268,203	(337,628)		(69,425)	156,145	(309,102)	(152,957)
American Funds - New World Class 2 Shares	53,564	(5,860)		47,704	1,968	(82,292)	(80,324)
DFA VA Global Bond	-	(263,955)		(263,955)	-	(5,203)	(5,203)
DFA VA International Small	-	-		-	-	-	-
DFA VA International Value	-	(1)		(1)	-	-	-
DFA VA Short-Term Fixed	-	-		-	-	-	-
DFA VA U.S. Large Value	-	-		-	-	-	-
DFA VA U.S. Targeted Value	69,508	(260,192)		(190,684)	254,535	(161,267)	93,268
DFA VIT Inflation-Protected Securities Institutional Class Shares	1,233,304	(455,615)		777,689	4,397,414	(1,932,397)	2,465,017
DWS Small Cap Index Class A Shares	73,909	(292,376)		(218,467)	76,956	(217,342)	(140,386)
Fidelity® VIP Balanced Initial Class	-	-		-	463	(49,741)	(49,278)
Fidelity® VIP Contrafund® Initial Class	36,647	(90,893)		(54,246)	25,636	(102,650)	(77,014)
Fidelity® VIP Government Money Market Initial Class	2,523,590	(3,991,091)		(1,467,501)	7,251,900	(3,891,355)	3,360,545
Fidelity® VIP Growth Initial Class	-	-		-	-	-	-
Fidelity® VIP High Income Initial Class	-	(74,974)		(74,974)	-	(2,088)	(2,088)
Fidelity® VIP Mid Cap Initial Class	-	(36,056)		(36,056)	-	(5,399)	(5,399)
First Eagle Overseas Variable	-	(20)		(20)	-	-	-
Invesco V.I. American Value Series I Shares	-	-		-	-	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-		-	-	-	-
Invesco V.I. Health Care Series I Shares	-	-		-	-	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-		-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-		-	-	-	-
Invesco V.I. Technology Series I Shares	-	-		-	-	-	-
Janus Henderson - Balanced Institutional Shares	146,721	(11,815)		134,906	-	-	-
Janus Henderson - Enterprise Institutional Shares	108,365	(246,731)		(138,366)	118,109	(44,275)	73,834

28

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Janus Henderson - Flexible Bond Institutional Shares	$331,272	$(67,832)	$263,440	$647,847	$(583,148)	$64,699
Janus Henderson - Forty Institutional Shares	-	-	-	-	-	-
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-
Janus Henderson - Mid Cap Value Institutional Shares	107,058	(155,531)	(48,473)	4,976	(13,656)	(8,680)
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Intrinsic Value Initial Class	245,212	(227,523)	17,689	129,315	(1,047,936)	(918,621)
MFS® Total Return Bond Initial Class	950,536	(631,294)	319,242	5,994,282	(1,574,663)	4,419,619
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	-	(30,679)	(30,679)	-	(742)	(742)
PIMCO High Yield Institutional Class	-	(4)	(4)	-	(2)	(2)
PIMCO International Bond Institutional Class	18,618	(567)	18,051	-	(310)	(310)
PIMCO Real Return Institutional Class	93,985	(61,862)	32,123	155,961	(57,339)	98,622
PIMCO Short-Term Institutional Class	52,112	(23,061)	29,051	280,613	(826,522)	(545,909)
PIMCO Total Return Institutional Class	7,724	(153,357)	(145,633)	305,205	(254,624)	50,581
Royce Capital Micro Cap Investment Class	-	(3,769)	(3,769)	-	(2,668)	(2,668)
Royce Capital Small Cap Investment Class	-	(1)	(1)	-	-	-
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-
T. Rowe Price Blue Chip Growth	362,577	(316,361)	46,216	476,824	(1,143,978)	(667,154)
T. Rowe Price Equity Income Service Class	2,635	(393,072)	(390,437)	10,401	(91,012)	(80,611)
T. Rowe Price International Stock	626	(20,518)	(19,892)	4,531	(21,140)	(16,609)
T. Rowe Price Mid-Cap Growth	135,761	(85,518)	50,243	326,803	(2,058,709)	(1,731,906)
Third Avenue FFI Strategies	-	(2,203)	(2,203)	-	(1,713)	(1,713)
VanEck VIP Global Resources	19,686	(529)	19,157	-	(161)	(161)
Vanguard® Balanced	1,208,486	(263,858)	944,628	285,221	(1,118,712)	(833,491)
Vanguard® Capital Growth	-	(207,661)	(207,661)	-	(8,955)	(8,955)

29

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars		Dollar Net Increase (Decrease)
Vanguard® Conservative Allocation	$1,681,597	$(114,799)	$1,566,798	$-	$(918	) $	(918)
Vanguard® Diversified Value	-	(15,949)	(15,949)	60,188	(313,294)		(253,106)
Vanguard® Equity Income	216,017	(605,267)	(389,250)	624,909	(526,617)		98,292
Vanguard® Equity Index	1,479,054	(1,600,411)	(121,357)	1,008,869	(1,963,051)		(954,182)
Vanguard® Global Bond Index	-	-	-	-	-		-
Vanguard® Growth	6,724	(365,420)	(358,696)	198,558	(219,801)		(21,243)
Vanguard® High Yield Bond	151,969	(435,423)	(283,454)	99,634	(774,835)		(675,201)
Vanguard® International	72,941	(1,164,571)	(1,091,630)	42,246	(247,922)		(205,676)
Vanguard® Mid-Cap Index	912,194	(573,573)	338,621	301,265	(1,912,323)		(1,611,058)
Vanguard® Moderate Allocation	18,687	(12,352)	6,335	12,224	(89,430)		(77,206)
Vanguard® Money Market	-	-	-	-	-		-
Vanguard® Real Estate Index	21,631	(256,206)	(234,575)	851,782	(2,175,328)		(1,323,546)
Vanguard® Short-Term Investment Grade	53,210	(868)	52,342	-	-		-
Vanguard® Small Company Growth	99,140	(219,436)	(120,296)	465,828	(1,266,404)		(800,576)
Vanguard® Total Bond Market Index	665,363	(401,119)	264,244	1,161,853	(686,511)		475,342
Vanguard® Total International Stock Market Index	241,649	(418,095)	(176,446)	737,713	(2,422,948)		(1,685,235)
Vanguard® Total Stock Market Index	611,640	(270,621)	341,019	42,811	(181,386)		(138,575)

30

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

American Funds - Global Small Cap Class 2 Shares
12/31/2021	45,626	$4.54	to	$4.54	$207,044	-%	-%	to	-%	6.74%	to	6.74%
12/30/2020	46,758	4.25	to	4.25	198,786	0.17	-	to	-	29.72	to	29.72
12/31/2019	90,301	3.28	to	3.28	295,942	0.16	-	to	-	31.52	to	31.52
12/31/2018	99,551	2.49	to	2.49	248,069	0.09	-	to	-	(10.55)	to	(10.55)
12/31/2017	79,849	2.79	to	2.79	222,434	0.50	-	to	-	25.89	to	25.89
American Funds - Growth Class 2 Shares
12/31/2021	164,905	7.97	to	7.97	1,314,185	0.22	-	to	-	21.99	to	21.99
12/30/2020	171,583	6.53	to	6.53	1,120,928	0.30	-	to	-	52.08	to	52.08
12/31/2019	193,545	4.30	to	4.30	831,409	0.71	-	to	-	30.77	to	30.77
12/31/2018	245,655	3.28	to	3.28	806,938	0.32	-	to	-	(0.25)	to	(0.25)
12/31/2017	479,794	3.29	to	3.29	1,579,945	0.49	-	to	-	28.29	to	28.29
American Funds - International Class 2 Shares
12/31/2021	395,914	2.97	to	2.97	1,174,386	2.44	-	to	-	(1.50)	to	(1.50)
12/30/2020	417,783	3.01	to	3.01	1,258,070	0.64	-	to	-	13.97	to	13.97
12/31/2019	480,412	2.64	to	2.64	1,269,309	1.41	-	to	-	22.88	to	22.88
12/31/2018	540,268	2.15	to	2.15	1,161,649	0.78	-	to	-	(13.13)	to	(13.13)
12/31/2017	2,036,902	2.48	to	2.48	5,041,702	1.28	-	to	-	32.14	to	32.14
American Funds - New World Class 2 Shares
12/31/2021	58,657	4.29	to	4.29	251,582	0.92	-	to	-	4.92	to	4.92
12/30/2020	47,395	4.09	to	4.09	193,741	0.08	-	to	-	23.58	to	23.58
12/31/2019	71,564	3.31	to	3.31	236,721	1.13	-	to	-	29.14	to	29.14
12/31/2018	37,734	2.56	to	2.56	96,648	0.57	-	to	-	(14.04)	to	(14.04)
12/31/2017	77,716	2.98	to	2.98	231,559	1.03	-	to	-	29.44	to	29.44
DFA VA Global Bond
12/31/2021	42,904	1.45	to	1.45	62,183	0.23	-	to	-	(1.04)	to	(1.04)
12/30/2020	222,631	1.46	to	1.46	326,060	0.03	-	to	-	1.46	to	1.46
12/31/2019	226,205	1.44	to	1.44	326,535	2.43	-	to	-	4.19	to	4.19
12/31/2018	245,478	1.39	to	1.39	340,117	4.92	-	to	-	1.75	to	1.75
12/31/2017	195,217	1.36	to	1.36	265,833	1.79	-	to	-	2.11	to	2.11
DFA VA International Small
12/31/2021	-	2.28	to	2.28	-	-	-	to	-	14.56	to	14.56
12/30/2020	-	1.99	to	1.99	-	-	-	to	-	9.41	to	9.41
12/31/2019	-	1.82	to	1.82	-	-	-	to	-	23.90	to	23.90
12/31/2018	-	1.47	to	1.47	-	-	-	to	-	(19.77)	to	(19.77)
12/31/2017	-	1.83	to	1.83	-	-	-	to	-	29.95	to	29.95
DFA VA International Value
12/31/2021	-	1.34	to	1.34	-	-	-	to	-	18.11	to	18.11
12/30/2020	-	1.13	to	1.13	-	-	-	to	-	(1.76)	to	(1.76)
12/31/2019	-	1.15	to	1.15	-	-	-	to	-	15.86	to	15.86
12/31/2018	519,589	0.99	to	0.99	516,825	2.19	-	to	-	(17.08)	to	(17.08)
12/31/2017	692,750	1.20	to	1.20	831,041	2.85	-	to	-	25.81	to	25.81
DFA VA Short -Term Fixed
12/31/2021	-	1.15	to	1.15	-	-	-	to	-	(0.19)	to	(0.19)
12/30/2020	-	1.15	to	1.15	-	-	-	to	-	0.60	to	0.60
12/31/2019	-	1.15	to	1.15	-	-	-	to	-	2.52	to	2.52
12/31/2018	-	1.12	to	1.12	-	-	-	to	-	1.78	to	1.78
12/31/2017	-	1.10	to	1.10	-	-	-	to	-	0.83	to	0.83

31

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

DFA VA U.S. Large Value
12/31/2021	-	$3.22	to	$3.22	$-	-%	-%	to	-%	27.04%	to	27.04%
12/30/2020	-	2.54	to	2.54	-	-	-	to	-	(1.37)	to	(1.37)
12/31/2019	-	2.57	to	2.57	-	-	-	to	-	25.78	to	25.78
12/31/2018	-	2.04	to	2.04	-	-	-	to	-	(12.12)	to	(12.12)
12/31/2017	-	2.33	to	2.33	-	-	-	to	-	19.08	to	19.08
DFA VA U.S. Targeted Value
12/31/2021	205,659	3.67	to	3.67	753,966	1.36	-	to	-	39.68	to	39.68
12/30/2020	263,325	2.62	to	2.62	691,133	2.11	-	to	-	3.98	to	3.98
12/31/2019	225,300	2.52	to	2.52	568,676	1.40	-	to	-	22.56	to	22.56
12/31/2018	315,108	2.06	to	2.06	648,963	1.19	-	to	-	(15.87)	to	(15.87)
12/31/2017	217,748	2.45	to	2.45	533,041	0.86	-	to	-	9.77	to	9.77
DFA VIT Inflation-Protected Securities Institutional Class Shares
12/31/2021	4,745,372	1.29	to	1.29	6,143,335	4.70	-	to	-	5.58	to	5.58
12/30/2020	4,085,794	1.23	to	1.23	5,009,882	0.81	-	to	-	11.72	to	11.72
12/31/2019	2,210,798	1.10	to	1.10	2,426,499	1.57	-	to	-	8.46	to	8.46
12/31/2018	1,999,027	1.01	to	1.01	2,022,968	4.67	-	to	-	(1.33)	to	(1.33)
12/31/2017	937,237	1.03	to	1.03	961,259	2.38	-	to	-	3.27	to	3.27
DWS Small Cap Index Class A Shares
12/31/2021	286,637	5.03	to	5.03	1,441,882	0.83	-	to	-	14.50	to	14.50
12/30/2020	327,218	4.39	to	4.39	1,437,541	1.11	-	to	-	19.43	to	19.43
12/31/2019	364,735	3.68	to	3.68	1,341,674	1.01	-	to	-	25.22	to	25.22
12/31/2018	350,378	2.94	to	2.94	1,029,258	0.85	-	to	-	(11.23)	to	(11.23)
12/31/2017	286,508	3.31	to	3.31	948,103	0.97	-	to	-	14.33	to	14.33
Fidelity® VIP Balanced Initial Class
12/31/2021	-	4.77	to	4.77	-	-	-	to	-	18.26	to	18.26
12/30/2020	-	4.03	to	4.03	-	1.56	-	to	-	22.39	to	22.39
12/31/2019	13,899	3.30	to	3.30	45,799	1.12	-	to	-	24.51	to	24.51
12/31/2018	29,636	2.65	to	2.65	78,433	1.47	-	to	-	(4.22)	to	(4.22)
12/31/2017	29,906	2.76	to	2.76	82,635	1.76	-	to	-	16.43	to	16.43
Fidelity® VIP Contrafund® Initial Class
12/31/2021	229,596	7.66	to	7.66	1,758,592	0.06	-	to	-	27.83	to	27.83
12/30/2020	238,142	5.99	to	5.99	1,426,882	0.25	-	to	-	30.57	to	30.57
12/31/2019	256,121	4.59	to	4.59	1,175,344	0.43	-	to	-	31.58	to	31.58
12/31/2018	302,404	3.49	to	3.49	1,054,684	0.71	-	to	-	(6.38)	to	(6.38)
12/31/2017	311,601	3.73	to	3.73	1,160,768	0.98	-	to	-	21.87	to	21.87
Fidelity® VIP Government Money Market Initial Class
12/31/2021	14,855,076	1.05	to	1.05	15,582,811	0.01	-	to	-	0.01	to	0.01
12/30/2020	16,253,225	1.05	to	1.05	17,048,593	0.30	-	to	-	0.32	to	0.32
12/31/2019	13,047,031	1.05	to	1.05	13,642,119	1.99	-	to	-	2.02	to	2.02
12/31/2018	11,886,721	1.02	to	1.02	12,183,331	1.64	-	to	-	1.65	to	1.65
12/31/2017	12,136,355	1.01	to	1.01	12,237,099	0.67	-	to	-	0.67	to	0.67
Fidelity® VIP Growth Initial Class
12/31/2021	-	7.87	to	7.87	-	-	-	to	-	23.21	to	23.21
12/30/2020	-	6.39	to	6.39	-	-	-	to	-	43.89	to	43.89
12/31/2019	-	4.44	to	4.44	-	-	-	to	-	34.31	to	34.31
12/31/2018	-	3.31	to	3.31	-	-	-	to	-	(0.17)	to	(0.17)
12/31/2017	-	3.31	to	3.31	-	-	-	to	-	35.13	to	35.13

32

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Fidelity® VIP High Income Initial Class
12/31/2021	-	$2.86	to	$2.86	$-	2.22%	-%	to	-%	4.41%	to	4.41%
12/30/2020	27,076	2.74	to	2.74	74,220	5.05	-	to	-	2.75	to	2.75
12/31/2019	27,892	2.67	to	2.67	74,413	3.62	-	to	-	15.11	to	15.11
12/31/2018	281,238	2.32	to	2.32	651,850	5.54	-	to	-	(3.28)	to	(3.28)
12/31/2017	10,766	2.40	to	2.40	25,800	3.89	-	to	-	6.93	to	6.93
Fidelity® VIP Mid Cap Initial Class
12/31/2021	80,263	5.08	to	5.08	407,920	0.61	-	to	-	25.60	to	25.60
12/30/2020	87,965	4.05	to	4.05	355,935	0.66	-	to	-	18.19	to	18.19
12/31/2019	89,687	3.42	to	3.42	307,052	0.87	-	to	-	23.45	to	23.45
12/31/2018	91,410	2.77	to	2.77	253,509	0.64	-	to	-	(14.54)	to	(14.54)
12/31/2017	138,632	3.25	to	3.25	449,874	0.71	-	to	-	20.81	to	20.81
First Eagle Overseas Variable
12/31/2021	-	3.15	to	3.15	-	-	-	to	-	4.44	to	4.44
12/30/2020	-	3.01	to	3.01	-	-	-	to	-	6.85	to	6.85
12/31/2019	-	2.82	to	2.82	-	0.38	-	to	-	17.38	to	17.38
12/31/2018	-	2.40	to	2.40	-	-	-	to	-	(10.55)	to	(10.55)
12/31/2017	67,355	2.69	to	2.69	180,919	0.73	-	to	-	14.57	to	14.57
Invesco V.I. American Value Series I Shares
12/31/2021	-	4.96	to	4.96	-	-	-	to	-	27.95	to	27.95
12/30/2020	-	3.88	to	3.88	-	-	-	to	-	1.12	to	1.12
12/31/2019	-	3.84	to	3.84	-	-	-	to	-	25.03	to	25.03
12/31/2018	-	3.07	to	3.07	-	-	-	to	-	(12.65)	to	(12.65)
12/31/2017	18,636	3.51	to	3.51	65,445	0.52	-	to	-	9.96	to	9.96
Invesco V.I. Diversified Dividend Series I Shares
12/31/2021	-	2.84	to	2.84	-	-	-	to	-	18.89	to	18.89
12/30/2020	-	2.39	to	2.39	-	-	-	to	-	0.14	to	0.14
12/31/2019	-	2.38	to	2.38	-	-	-	to	-	25.09	to	25.09
12/31/2018	-	1.91	to	1.91	-	-	-	to	-	(7.57)	to	(7.57)
12/31/2017	267,276	2.06	to	2.06	550,984	1.12	-	to	-	8.57	to	8.57
Invesco V.I. Health Care Series I Shares
12/31/2021	-	5.23	to	5.23	-	-	-	to	-	12.30	to	12.30
12/30/2020	-	4.66	to	4.66	-	-	-	to	-	14.46	to	14.46
12/31/2019	-	4.07	to	4.07	-	-	-	to	-	32.50	to	32.50
12/31/2018	-	3.07	to	3.07	-	-	-	to	-	0.91	to	0.91
12/31/2017	3,485	3.05	to	3.05	10,615	0.23	-	to	-	15.83	to	15.83
Invesco V.I. Main Street Mid Cap Series I Shares
12/31/2021	-	2.83	to	2.83	-	-	-	to	-	23.24	to	23.24
12/30/2020	-	2.29	to	2.29	-	-	-	to	-	9.25	to	9.25
12/31/2019	-	2.10	to	2.10	-	-	-	to	-	25.28	to	25.28
12/31/2018	-	1.68	to	1.68	-	-	-	to	-	(11.35)	to	(11.35)
12/31/2017	-	1.89	to	1.89	-	-	-	to	-	14.92	to	14.92
Invesco V.I. Small Cap Equity Series I Shares
12/31/2021	-	3.38	to	3.38	-	-	-	to	-	20.40	to	20.40
12/30/2020	-	2.81	to	2.81	-	-	-	to	-	27.24	to	27.24
12/31/2019	-	2.21	to	2.21	-	-	-	to	-	26.60	to	26.60
12/31/2018	-	1.74	to	1.74	-	-	-	to	-	(15.08)	to	(15.08)
12/31/2017	97,754	2.05	to	2.05	200,725	-	-	to	-	14.06	to	14.06

33

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Invesco V.I. Technology Series I Shares
12/31/2021	-	$6.68	to	$6.68	$-	-%	-%	to	-%	14.41%	to	14.41%
12/30/2020	-	5.84	to	5.84	-	-	-	to	-	46.12	to	46.12
12/31/2019	-	4.00	to	4.00	-	-	-	to	-	35.88	to	35.88
12/31/2018	-	2.94	to	2.94	-	-	-	to	-	(0.45)	to	(0.45)
12/31/2017	1,188	2.95	to	2.95	3,510	-	-	to	-	35.13	to	35.13
Janus Henderson - Balanced Institutional Shares
12/31/2021	34,998	4.36	to	4.36	152,443	1.20	-	to	-	17.20	to	17.20
12/30/2020	-	3.72	to	3.72	-	-	-	to	-	14.31	to	14.31
12/31/2019	-	3.25	to	3.25	-	-	-	to	-	22.59	to	22.59
12/31/2018	-	2.65	to	2.65	-	-	-	to	-	0.68	to	0.68
12/31/2017	-	2.63	to	2.63	-	-	-	to	-	18.43	to	18.43
Janus Henderson - Enterprise Institutional Shares
12/31/2021	20,055	9.68	to	9.68	194,104	0.23	-	to	-	16.83	to	16.83
12/30/2020	35,420	8.28	to	8.28	293,431	0.07	-	to	-	19.47	to	19.47
12/31/2019	23,598	6.93	to	6.93	163,631	0.20	-	to	-	35.48	to	35.48
12/31/2018	30,802	5.12	to	5.12	157,642	0.26	-	to	-	(0.41)	to	(0.41)
12/31/2017	34,238	5.14	to	5.14	175,957	0.81	-	to	-	27.42	to	27.42
Janus Henderson - Flexible Bond Institutional Shares
12/31/2021	824,223	2.36	to	2.36	1,943,160	2.08	-	to	-	(0.90)	to	(0.90)
12/30/2020	712,306	2.38	to	2.38	1,694,542	2.87	-	to	-	10.48	to	10.48
12/31/2019	689,891	2.15	to	2.15	1,485,504	3.38	-	to	-	9.57	to	9.57
12/31/2018	761,608	1.97	to	1.97	1,496,676	3.39	-	to	-	(1.00)	to	(1.00)
12/31/2017	601,928	1.99	to	1.99	1,194,853	3.06	-	to	-	3.62	to	3.62
Janus Henderson - Forty Institutional Shares
12/31/2021	-	10.86	to	10.86	-	-	-	to	-	22.90	to	22.90
12/30/2020	-	8.83	to	8.83	-	-	-	to	-	39.40	to	39.40
12/31/2019	-	6.34	to	6.34	-	-	-	to	-	37.16	to	37.16
12/31/2018	-	4.62	to	4.62	-	-	-	to	-	1.98	to	1.98
12/31/2017	-	4.53	to	4.53	-	-	-	to	-	30.32	to	30.32
Janus Henderson - Global Research Institutional Shares
12/31/2021	-	4.05	to	4.05	-	-	-	to	-	18.09	to	18.09
12/30/2020	-	3.43	to	3.43	-	-	-	to	-	20.06	to	20.06
12/31/2019	-	2.85	to	2.85	-	-	-	to	-	29.04	to	29.04
12/31/2018	-	2.21	to	2.21	-	-	-	to	-	(6.87)	to	(6.87)
12/31/2017	3,550	2.37	to	2.37	8,430	0.92	-	to	-	27.03	to	27.03
Janus Henderson - Mid Cap Value Institutional Shares
12/31/2021	40,507	2.80	to	2.80	113,221	0.37	-	to	-	19.73	to	19.73
12/30/2020	57,410	2.33	to	2.33	134,025	1.21	-	to	-	(0.92)	to	(0.92)
12/31/2019	61,779	2.36	to	2.36	145,564	1.62	-	to	-	30.35	to	30.35
12/31/2018	75,617	1.81	to	1.81	136,685	1.05	-	to	-	(13.63)	to	(13.63)
12/31/2017	94,595	2.09	to	2.09	197,978	1.27	-	to	-	13.94	to	13.94
Janus Henderson - Overseas Institutional Shares
12/31/2021	-	4.10	to	4.10	-	-	-	to	-	13.58	to	13.58
12/30/2020	-	3.61	to	3.61	-	-	-	to	-	16.30	to	16.30
12/31/2019	-	3.10	to	3.10	-	-	-	to	-	27.02	to	27.02
12/31/2018	-	2.44	to	2.44	-	-	-	to	-	(14.94)	to	(14.94)
12/31/2017	-	2.87	to	2.87	-	-	-	to	-	31.12	to	31.12

34

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Janus Henderson - Research Institutional Shares
12/31/2021	-	$6.42	to	$6.42	$-	-%	-%	to	-%	20.33%	to	20.33%
12/30/2020	-	5.33	to	5.33	-	-	-	to	-	32.95	to	32.95
12/31/2019	-	4.01	to	4.01	-	-	-	to	-	35.52	to	35.52
12/31/2018	-	2.96	to	2.96	-	-	-	to	-	(2.58)	to	(2.58)
12/31/2017	-	3.04	to	3.04	-	-	-	to	-	27.88	to	27.88
MFS® International Growth Initial Class
12/31/2021	-	2.04	to	2.04	-	-	-	to	-	9.27	to	9.27
12/30/2020	-	1.87	to	1.87	-	-	-	to	-	15.84	to	15.84
12/31/2019	-	1.61	to	1.61	-	-	-	to	-	27.30	to	27.30
12/31/2018	-	1.27	to	1.27	-	-	-	to	-	(9.02)	to	(9.02)
12/31/2017	-	1.39	to	1.39	-	-	-	to	-	32.64	to	32.64
MFS® International Intrinsic Value Initial Class
12/31/2021	433,232	2.44	to	2.44	1,055,582	0.36	-	to	-	10.55	to	10.55
12/30/2020	428,438	2.20	to	2.20	944,241	0.87	-	to	-	20.52	to	20.52
12/31/2019	930,591	1.83	to	1.83	1,701,706	1.74	-	to	-	25.94	to	25.94
12/31/2018	234,082	1.45	to	1.45	339,875	1.28	-	to	-	(9.49)	to	(9.49)
12/31/2017	479,013	1.60	to	1.60	768,416	1.52	-	to	-	27.14	to	27.14
MFS® Total Return Bond Initial Class
12/31/2021	4,896,086	1.25	to	1.25	6,141,993	2.77	-	to	-	(0.81)	to	(0.81)
12/30/2020	4,647,397	1.26	to	1.26	5,877,800	3.67	-	to	-	8.47	to	8.47
12/31/2019	993,272	1.17	to	1.17	1,158,168	3.44	-	to	-	10.21	to	10.21
12/31/2018	931,454	1.06	to	1.06	985,501	3.35	-	to	-	(1.09)	to	(1.09)
12/31/2017	931,989	1.07	to	1.07	996,898	3.67	-	to	-	4.46	to	4.46
PIMCO All Asset Administrative Class
12/31/2021	-	2.88	to	2.88	-	-	-	to	-	16.23	to	16.23
12/30/2020	-	2.48	to	2.48	-	-	-	to	-	8.01	to	8.01
12/31/2019	-	2.30	to	2.30	-	-	-	to	-	11.90	to	11.90
12/31/2018	-	2.05	to	2.05	-	-	-	to	-	(5.41)	to	(5.41)
12/31/2017	-	2.17	to	2.17	-	-	-	to	-	13.54	to	13.54
PIMCO All Asset Institutional Class
12/31/2021	-	2.26	to	2.26	-	9.26	-	to	-	16.41	to	16.41
12/30/2020	14,376	1.94	to	1.94	27,933	5.11	-	to	-	8.17	to	8.17
12/31/2019	14,809	1.80	to	1.80	26,602	3.07	-	to	-	11.91	to	11.91
12/31/2018	15,242	1.61	to	1.61	24,464	3.55	-	to	-	(5.20)	to	(5.20)
12/31/2017	7,693	1.69	to	1.69	13,026	4.57	-	to	-	13.77	to	13.77
PIMCO High Yield Institutional Class
12/31/2021	-	3.07	to	3.07	-	4.25	-	to	-	3.79	to	3.79
12/30/2020	-	2.96	to	2.96	-	4.66	-	to	-	5.90	to	5.90
12/31/2019	-	2.79	to	2.79	-	5.08	-	to	-	14.90	to	14.90
12/31/2018	-	2.43	to	2.43	-	5.26	-	to	-	(2.50)	to	(2.50)
12/31/2017	-	2.49	to	2.49	-	5.08	-	to	-	6.77	to	6.77
PIMCO International Bond Institutional Class
12/31/2021	20,779	1.37	to	1.37	28,483	1.94	-	to	-	(1.81)	to	(1.81)
12/30/2020	7,629	1.40	to	1.40	10,650	6.11	-	to	-	5.71	to	5.71
12/31/2019	7,859	1.32	to	1.32	10,378	1.92	-	to	-	7.17	to	7.17
12/31/2018	8,089	1.23	to	1.23	9,967	1.54	-	to	-	2.27	to	2.27
12/31/2017	2,909	1.20	to	1.20	3,505	8.51	-	to	-	2.92	to	2.92

35

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

PIMCO Real Return Institutional Class
12/31/2021	353,101	$2.28	to	$2.28	$805,921	5.15%	-%	to	-%	5.74%	to	5.74%
12/30/2020	337,831	2.16	to	2.16	729,186	1.56	-	to	-	11.88	to	11.88
12/31/2019	290,407	1.93	to	1.93	560,266	1.81	-	to	-	8.60	to	8.60
12/31/2018	255,130	1.78	to	1.78	453,234	2.64	-	to	-	(2.06)	to	(2.06)
12/31/2017	246,460	1.81	to	1.81	447,048	2.53	-	to	-	3.81	to	3.81
PIMCO Short-Term Institutional Class
12/31/2021	295,773	1.51	to	1.51	446,989	1.25	-	to	-	0.09	to	0.09
12/30/2020	276,569	1.51	to	1.51	417,573	1.53	-	to	-	2.40	to	2.40
12/31/2019	649,863	1.47	to	1.47	958,224	2.65	-	to	-	2.95	to	2.95
12/31/2018	706,637	1.43	to	1.43	1,012,074	2.32	-	to	-	1.68	to	1.68
12/31/2017	465,430	1.41	to	1.41	655,569	1.87	-	to	-	2.55	to	2.55
PIMCO Total Return Institutional Class
12/31/2021	498,318	2.35	to	2.35	1,169,976	1.97	-	to	-	(1.12)	to	(1.12)
12/30/2020	560,917	2.37	to	2.37	1,331,845	2.28	-	to	-	8.81	to	8.81
12/31/2019	538,275	2.18	to	2.18	1,174,597	3.14	-	to	-	8.52	to	8.52
12/31/2018	449,440	2.01	to	2.01	903,771	2.69	-	to	-	(0.38)	to	(0.38)
12/31/2017	469,845	2.02	to	2.02	948,442	2.17	-	to	-	5.07	to	5.07
Royce Capital Micro Cap Investment Class
12/31/2021	60,643	4.13	to	4.13	250,162	-	-	to	-	29.98	to	29.98
12/30/2020	61,626	3.17	to	3.17	195,585	-	-	to	-	23.79	to	23.79
12/31/2019	62,782	2.56	to	2.56	160,958	-	-	to	-	19.55	to	19.55
12/31/2018	63,939	2.14	to	2.14	137,117	-	-	to	-	(9.04)	to	(9.04)
12/31/2017	65,053	2.36	to	2.36	153,379	0.68	-	to	-	5.19	to	5.19
Royce Capital Small Cap Investment Class
12/31/2021	-	4.15	to	4.15	-	-	-	to	-	28.82	to	28.82
12/30/2020	-	3.22	to	3.22	-	-	-	to	-	(7.15)	to	(7.15)
12/31/2019	-	3.47	to	3.47	-	0.57	-	to	-	18.67	to	18.67
12/31/2018	-	2.92	to	2.92	-	0.04	-	to	-	(8.34)	to	(8.34)
12/31/2017	2,786	3.19	to	3.19	8,887	0.18	-	to	-	5.38	to	5.38
T. Rowe Price All-Cap Opportunities
12/31/2021	-	9.67	to	9.67	-	-	-	to	-	20.80	to	20.80
12/30/2020	-	8.00	to	8.00	-	-	-	to	-	44.37	to	44.37
12/31/2019	-	5.54	to	5.54	-	-	-	to	-	34.93	to	34.93
12/31/2018	-	4.11	to	4.11	-	-	-	to	-	1.16	to	1.16
12/31/2017	-	4.06	to	4.06	-	-	-	to	-	34.43	to	34.43
T. Rowe Price Blue Chip Growth
12/31/2021	391,461	8.30	to	8.30	3,249,044	-	-	to	-	17.62	to	17.62
12/30/2020	384,719	7.06	to	7.06	2,714,720	-	-	to	-	34.28	to	34.28
12/31/2019	546,878	5.26	to	5.26	2,873,848	-	-	to	-	29.89	to	29.89
12/31/2018	582,044	4.05	to	4.05	2,354,815	-	-	to	-	1.92	to	1.92
12/31/2017	640,266	3.97	to	3.97	2,541,654	-	-	to	-	36.17	to	36.17
T. Rowe Price Equity Income Service Class
12/31/2021	112,825	4.30	to	4.30	485,342	1.52	-	to	-	25.55	to	25.55
12/30/2020	210,503	3.43	to	3.43	721,254	2.33	-	to	-	1.18	to	1.18
12/31/2019	234,231	3.39	to	3.39	793,171	2.29	-	to	-	26.40	to	26.40
12/31/2018	275,998	2.68	to	2.68	739,413	2.13	-	to	-	(9.50)	to	(9.50)
12/31/2017	228,092	2.96	to	2.96	675,220	1.69	-	to	-	16.02	to	16.02

36

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

T. Rowe Price International Stock
12/31/2021	19,444	$3.19	to	$3.19	$62,005	0.58%	-%	to	-%	1.32%	to	1.32%
12/30/2020	25,644	3.15	to	3.15	80,711	0.58	-	to	-	14.45	to	14.45
12/31/2019	31,164	2.75	to	2.75	85,701	1.77	-	to	-	27.77	to	27.77
12/31/2018	52,661	2.15	to	2.15	113,341	1.32	-	to	-	(14.20)	to	(14.20)
12/31/2017	65,640	2.51	to	2.51	164,662	1.06	-	to	-	27.88	to	27.88
T. Rowe Price Mid-Cap Growth
12/31/2021	299,345	8.87	to	8.87	2,656,427	-	-	to	-	14.85	to	14.85
12/30/2020	293,567	7.73	to	7.73	2,268,315	-	-	to	-	23.80	to	23.80
12/31/2019	513,824	6.24	to	6.24	3,206,809	0.14	-	to	-	31.29	to	31.29
12/31/2018	554,749	4.75	to	4.75	2,637,097	-	-	to	-	(2.03)	to	(2.03)
12/31/2017	536,190	4.85	to	4.85	2,601,706	-	-	to	-	24.77	to	24.77
Third Avenue FFI Strategies
12/31/2021	71,851	1.92	to	1.92	138,176	0.70	-	to	-	22.07	to	22.07
12/30/2020	73,017	1.58	to	1.58	115,033	2.70	-	to	-	(2.39)	to	(2.39)
12/31/2019	74,386	1.61	to	1.61	120,065	0.27	-	to	-	12.46	to	12.46
12/31/2018	75,757	1.44	to	1.44	108,727	1.88	-	to	-	(20.34)	to	(20.34)
12/31/2017	77,077	1.80	to	1.80	138,868	0.85	-	to	-	13.59	to	13.59
VanEck VIP Global Resources
12/31/2021	28,887	0.98	to	0.98	28,226	0.59	-	to	-	18.92	to	18.92
12/30/2020	8,862	0.82	to	0.82	7,281	0.94	-	to	-	19.11	to	19.11
12/31/2019	9,127	0.69	to	0.69	6,296	-	-	to	-	11.87	to	11.87
12/31/2018	9,394	0.62	to	0.62	5,793	-	-	to	-	(28.28)	to	(28.28)
12/31/2017	2,339	0.86	to	0.86	2,011	-	-	to	-	(1.70)	to	(1.70)
Vanguard® Balanced
12/31/2021	1,744,941	4.91	to	4.91	8,560,537	1.69	-	to	-	19.02	to	19.02
12/30/2020	1,541,980	4.12	to	4.12	6,356,165	2.73	-	to	-	10.68	to	10.68
12/31/2019	1,755,750	3.72	to	3.72	6,539,000	2.80	-	to	-	22.48	to	22.48
12/31/2018	2,074,671	3.04	to	3.04	6,308,350	2.33	-	to	-	(3.41)	to	(3.41)
12/31/2017	2,088,456	3.15	to	3.15	6,574,390	2.28	-	to	-	14.72	to	14.72
Vanguard® Capital Growth
12/31/2021	70,635	8.54	to	8.54	603,067	1.05	-	to	-	21.54	to	21.54
12/30/2020	95,990	7.02	to	7.02	674,289	1.44	-	to	-	17.47	to	17.47
12/31/2019	97,531	5.98	to	5.98	583,213	1.11	-	to	-	26.50	to	26.50
12/31/2018	105,841	4.73	to	4.73	500,325	0.85	-	to	-	(1.18)	to	(1.18)
12/31/2017	114,272	4.78	to	4.78	546,618	2.90	-	to	-	28.83	to	28.83
Vanguard® Conservative Allocation
12/31/2021	965,575	1.75	to	1.75	1,686,759	0.08	-	to	-	5.99	to	5.99
12/30/2020	38,136	1.65	to	1.65	62,856	2.34	-	to	-	11.73	to	11.73
12/31/2019	38,749	1.48	to	1.48	57,161	2.28	-	to	-	15.83	to	15.83
12/31/2018	42,050	1.27	to	1.27	53,552	2.02	-	to	-	(2.98)	to	(2.98)
12/31/2017	44,986	1.31	to	1.31	59,053	2.22	-	to	-	10.89	to	10.89
Vanguard® Diversified Value
12/31/2021	191,428	5.31	to	5.31	1,017,245	1.07	-	to	-	30.47	to	30.47
12/30/2020	194,782	4.07	to	4.07	793,365	3.07	-	to	-	11.78	to	11.78
12/31/2019	264,044	3.64	to	3.64	962,143	3.77	-	to	-	25.70	to	25.70
12/31/2018	874,358	2.90	to	2.90	2,534,703	2.55	-	to	-	(9.12)	to	(9.12)
12/31/2017	919,640	3.19	to	3.19	2,933,363	2.70	-	to	-	13.16	to	13.16

37

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Equity Income
12/31/2021	601,211	$5.44	to	$5.44	$3,268,161	2.04%	-%	to	-%	25.33%	to	25.33%
12/30/2020	686,079	4.34	to	4.34	2,975,817	2.71	-	to	-	3.25	to	3.25
12/31/2019	661,480	4.20	to	4.20	2,778,856	1.79	-	to	-	24.43	to	24.43
12/31/2018	308,203	3.38	to	3.38	1,040,561	2.00	-	to	-	(5.96)	to	(5.96)
12/31/2017	209,961	3.59	to	3.59	753,838	2.74	-	to	-	18.25	to	18.25
Vanguard® Equity Index
12/31/2021	1,796,122	6.28	to	6.28	11,286,062	1.28	-	to	-	28.55	to	28.55
12/30/2020	1,842,656	4.89	to	4.89	9,007,036	1.69	-	to	-	18.20	to	18.20
12/31/2019	2,069,376	4.14	to	4.14	8,557,671	2.04	-	to	-	31.30	to	31.30
12/31/2018	2,462,015	3.15	to	3.15	7,754,217	1.72	-	to	-	(4.51)	to	(4.51)
12/31/2017	2,783,513	3.30	to	3.30	9,180,506	1.68	-	to	-	21.66	to	21.66
Vanguard® Global Bond Index
12/31/2021	-	1.16	to	1.16	-	-	-	to	-	(1.84)	to	(1.84)
12/30/2020	-	1.18	to	1.18	-	-	-	to	-	6.67	to	6.67
12/31/2019	-	1.11	to	1.11	-	-	-	to	-	8.41	to	8.41
12/31/2018(1)	-	1.02	to	1.02	-	-	-	to	-	-	to	-
Vanguard® Growth
12/31/2021	15,866	7.52	to	7.52	119,385	0.06	-	to	-	17.86	to	17.86
12/30/2020	69,238	6.38	to	6.38	442,035	0.25	-	to	-	43.09	to	43.09
12/31/2019	65,211	4.46	to	4.46	290,943	0.40	-	to	-	33.82	to	33.82
12/31/2018	84,593	3.33	to	3.33	282,043	0.27	-	to	-	0.20	to	0.20
12/31/2017	71,772	3.33	to	3.33	238,816	-	-	to	-	30.92	to	30.92
Vanguard® High Yield Bond
12/31/2021	-	2.90	to	2.90	-	-	-	to	-	3.68	to	3.68
12/30/2020	100,430	2.80	to	2.80	280,706	6.13	-	to	-	5.67	to	5.67
12/31/2019	346,979	2.65	to	2.65	917,767	-	-	to	-	15.68	to	15.68
12/31/2018	-	2.29	to	2.29	-	4.80	-	to	-	(2.73)	to	(2.73)
12/31/2017	-	2.35	to	2.35	-	4.91	-	to	-	7.00	to	7.00
Vanguard® International
12/31/2021	454,469	6.04	to	6.04	2,743,567	0.31	-	to	-	(1.54)	to	(1.54)
12/30/2020	623,287	6.13	to	6.13	3,821,620	1.18	-	to	-	57.58	to	57.58
12/31/2019	675,605	3.89	to	3.89	2,628,750	1.39	-	to	-	31.22	to	31.22
12/31/2018	1,964,208	2.97	to	2.97	5,824,453	0.27	-	to	-	(12.61)	to	(12.61)
12/31/2017	520,317	3.39	to	3.39	1,765,604	1.01	-	to	-	42.67	to	42.67
Vanguard® Mid-Cap Index
12/31/2021	777,488	6.96	to	6.96	5,410,537	1.07	-	to	-	24.36	to	24.36
12/30/2020	731,248	5.60	to	5.60	4,092,101	1.50	-	to	-	18.07	to	18.07
12/31/2019	1,067,715	4.74	to	4.74	5,060,485	1.58	-	to	-	30.87	to	30.87
12/31/2018	1,252,581	3.62	to	3.62	4,536,241	1.23	-	to	-	(9.33)	to	(9.33)
12/31/2017	1,466,728	3.99	to	3.99	5,858,308	1.19	-	to	-	19.08	to	19.08
Vanguard® Moderate Allocation
12/31/2021	185,508	2.03	to	2.03	375,863	1.42	-	to	-	10.07	to	10.07
12/30/2020	182,122	1.84	to	1.84	335,231	2.74	-	to	-	13.77	to	13.77
12/31/2019	232,172	1.62	to	1.62	375,631	0.83	-	to	-	19.53	to	19.53
12/31/2018	300,192	1.35	to	1.35	406,322	2.04	-	to	-	(4.94)	to	(4.94)
12/31/2017	321,652	1.42	to	1.42	457,974	-	-	to	-	14.80	to	14.80
Vanguard® Money Market
12/31/2021	-	1.28	to	1.28	-	-	-	to	-	0.01	to	0.01
12/30/2020	-	1.28	to	1.28	-	-	-	to	-	0.52	to	0.52
12/31/2019	-	1.28	to	1.28	-	-	-	to	-	2.26	to	2.26
12/31/2018	-	1.25	to	1.25	-	-	-	to	-	1.97	to	1.97
12/31/2017	-	1.22	to	1.22	-	-	-	to	-	1.01	to	1.01

38

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Real Estate Index
12/31/2021	177,008	$5.56	to	$5.56	$984,364	2.21%	-%	to	-%	40.21%	to	40.21%
12/30/2020	226,291	3.97	to	3.97	897,561	3.19	-	to	-	(4.85)	to	(4.85)
12/31/2019	587,233	4.17	to	4.17	2,447,992	2.73	-	to	-	28.81	to	28.81
12/31/2018	647,347	3.24	to	3.24	2,095,080	2.93	-	to	-	(5.35)	to	(5.35)
12/31/2017	679,947	3.42	to	3.42	2,325,008	2.55	-	to	-	4.78	to	4.78
Vanguard® Short-Term Investment Grade
12/31/2021	29,724	1.75	to	1.75	52,101	-	-	to	-	(0.45)	to	(0.45)
12/30/2020	-	1.76	to	1.76	-	-	-	to	-	5.49	to	5.49
12/31/2019	-	1.67	to	1.67	-	-	-	to	-	5.69	to	5.69
12/31/2018	-	1.58	to	1.58	-	6.79	-	to	-	1.04	to	1.04
12/31/2017	5,783	1.56	to	1.56	9,039	1.60	-	to	-	2.09	to	2.09
Vanguard® Small Company Growth
12/31/2021	354,347	6.63	to	6.63	2,350,152	0.38	-	to	-	14.22	to	14.22
12/30/2020	372,372	5.81	to	5.81	2,162,290	0.68	-	to	-	23.18	to	23.18
12/31/2019	497,363	4.71	to	4.71	2,344,531	0.51	-	to	-	28.11	to	28.11
12/31/2018	609,436	3.68	to	3.68	2,242,497	0.39	-	to	-	(7.26)	to	(7.26)
12/31/2017	588,308	3.97	to	3.97	2,334,272	0.47	-	to	-	23.46	to	23.46
Vanguard® Total Bond Market Index
12/31/2021	1,879,696	2.01	to	2.01	3,772,267	1.95	-	to	-	(1.72)	to	(1.72)
12/30/2020	1,747,659	2.04	to	2.04	3,568,578	2.22	-	to	-	7.58	to	7.58
12/31/2019	1,517,092	1.90	to	1.90	2,879,483	2.56	-	to	-	8.67	to	8.67
12/31/2018	1,588,928	1.75	to	1.75	2,775,123	2.57	-	to	-	(0.13)	to	(0.13)
12/31/2017	2,008,486	1.75	to	1.75	3,512,433	1.43	-	to	-	3.48	to	3.48
Vanguard® Total International Stock Market Index
12/31/2021	3,010,808	1.25	to	1.25	3,756,395	1.97	-	to	-	8.53	to	8.53
12/30/2020	3,159,098	1.15	to	1.15	3,631,662	2.28	-	to	-	11.18	to	11.18
12/31/2019	4,611,449	1.03	to	1.03	4,768,202	2.01	-	to	-	21.55	to	21.55
12/31/2018(1)	891,304	0.85	to	0.85	758,180	-	-	to	-	-	to	-
Vanguard® Total Stock Market Index
12/31/2021	214,556	6.40	to	6.40	1,372,655	0.93	-	to	-	25.64	to	25.64
12/30/2020	156,531	5.09	to	5.09	797,082	1.54	-	to	-	20.55	to	20.55
12/31/2019	185,187	4.22	to	4.22	782,222	1.52	-	to	-	30.75	to	30.75
12/31/2018	213,330	3.23	to	3.23	689,176	1.63	-	to	-	(5.34)	to	(5.34)
12/31/2017	255,385	3.41	to	3.41	871,558	2.10	-	to	-	20.97	to	20.97

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

39

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

40

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a monthly contract charge from the cash value, not to exceed $10, for administrative expenses. An effective annual rate from 0.10% to 2.00% is also deducted monthly from the policy’s cash value in each subaccount of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. Monthly deductions are charged in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

41

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2021

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

42